UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Pharmaceutical Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMACEUTICAL RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 19, 2003

TO OUR SHAREHOLDERS:

The 2003 Annual Meeting of Shareholders (the “Meeting”) of Pharmaceutical Resources, Inc. (the “Company”) will be held on June 19, 2003, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, at 10:00 a.m., local time, for the following purposes:

1.    To elect the two Class I members of the Company’s Board of Directors to serve until the Company’s 2006 Annual Meeting of Shareholders and their successors have been duly elected and qualified;

2.    To consider and act upon a proposal to change the Company’s state of incorporation from New Jersey to Delaware, to be effected by a merger of the Company with and into a newly-formed, wholly-owned Delaware subsidiary of the Company (“PRI (DEL)”);

3.    To consider and act upon a proposal further to amend the Company’s 2001 Performance Equity Plan, including increasing the aggregate number of shares reserved for issuance thereunder from 4,000,000 to 5,500,000 and providing for awards of shares of restricted common stock;

4.    To consider and act upon a proposal to amend and restate the Company’s 1997 Directors’ Stock Option Plan, including increasing the aggregate number of shares issuable upon the exercise of options granted thereunder from 450,000 to 650,000, extending the expiration date of the Plan from October 28, 2007 to October 28, 2013 and providing for awards of shares of restricted common stock; and

5.    To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 5, 2003 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Meeting. Only shareholders of record at the close of business on such date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

By Order of the Board of Directors

DENNIS J. O’CONNOR

Secretary

May 13, 2003

YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE THAT HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

PROXY STATEMENT

PHARMACEUTICAL RESOURCES, INC.

One Ram Ridge Road

Spring Valley, New York 10977

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 19, 2003

GENERAL INFORMATION

This Proxy Statement is being furnished to the shareholders of Pharmaceutical Resources, Inc. (the “Company”), a New Jersey corporation, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Company’s 2003 Annual Meeting of Shareholders (the “Meeting”), and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held on June 19, 2003, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey, at 10:00 a.m., local time.

The principal executive offices of the Company are located at One Ram Ridge Road, Spring Valley, New York 10977, and its telephone number at such address is (845) 425-7100. The accompanying proxy card and this Proxy Statement are being sent to the Company’s shareholders on or about May 13, 2003.

Solicitation and Revocation; Quorum and Required Votes

The accompanying proxy card is being solicited by and on behalf of the Board. The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made principally by mail and, in addition, may be made by directors, officers and employees of the Company personally and/or by telephone or telegraph. Such directors, officers and employees will not receive any additional compensation, but may be reimbursed for reasonable out-of-pocket expenses incurred by them, in connection with such solicitations. The Company will reimburse brokers, custodians, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related materials to beneficial owners. The Company has retained Innisfree M&A Incorporated to assist it in the distribution and solicitation of proxies. It estimates that the total cost of distributing and soliciting proxies will not be material to the Company.

Any proxy given by a shareholder of record pursuant to this solicitation may be revoked by such shareholder at any time before it is exercised by written notification timely delivered to the Secretary of the Company, by voting in person at the Meeting or by executing and delivering another proxy bearing a later date. Attendance by a shareholder at the Meeting does not alone serve to revoke a proxy.

Under the Business Corporation Act of New Jersey (“New Jersey Law”), the presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock, $.01 par value (the “Common Stock”), will constitute a quorum. The accompanying proxy card is intended to permit a shareholder of record on May 5, 2003 to vote at the Meeting on the proposals described in this Proxy Statement, whether or not such shareholder attends the Meeting in person. Any person who acquires of record shares of Common Stock after the close of business on May 5, 2003 will not be entitled to vote such shares at the Meeting, either by proxy or in person, unless properly authorized by the record holder on such date of such shares.

The persons named in the accompanying proxy card have been designated as proxies by the Board. Shares of Common Stock represented by properly executed proxies timely received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) “FOR” the election of the two Class I nominees for director named herein, (ii) “FOR” the proposal to change the Company’s state of incorporation from New Jersey to Delaware, (iii) “FOR” the proposal further to amend the Company’s 2001 Performance Equity Plan (the “2001 Plan”) and (iv) “FOR” the proposal to amend and restate the Company’s

1997 Directors’ Stock Option Plan (the “Directors’ Plan”). In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy card will vote the proxies (which grant them authority to vote on any such matters) in accordance with their judgment. Directors will be elected by a plurality of the votes cast; each of the proposals to change the state of incorporation of the Company and to amend the 2001 Plan and the Directors’ Plan will be adopted if approved by the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting; and approval of any other proposal at the Meeting will, subject to applicable law, require the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum at the Meeting. Under New Jersey Law, abstentions are not, however, counted as votes cast and, therefore, will have no effect on the outcome of the vote on any matter presented at the Meeting. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the applicable stock exchange or other organization of which they are members. Members of the New York Stock Exchange (the “NYSE”) are permitted to vote their clients’ shares in their own discretion as to the election of directors and certain other “routine” matters if the clients have not timely furnished voting instructions prior to the Meeting. The proposal to approve the change of the Company’s state of incorporation from New Jersey to Delaware, and the related agreement and plan of merger, and the proposed amendments to the 2001 Plan and the Directors’ Plan, taken in the aggregate, however, are “non-routine” matters under the NYSE rules, which means that brokers who have not received voting instructions from their clients may not vote on these matters in their discretion. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the omitted votes are referred to as “broker non-votes.” Although broker non-votes will be included in determining the presence of a quorum at the Meeting, under New Jersey Law, broker non-votes are not counted as votes cast and, accordingly, will have no effect on the outcome of the votes on any of the matters presented at the Meeting.

Record Date; Outstanding Shares

The Board has fixed the close of business on May 5, 2003 as the record date (the “Record Date”) for the determination of the shareholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. An aggregate of 33,286,787 shares of Common Stock were outstanding on the Record Date. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of voting securities entitled to vote at the Meeting, and the Company’s shareholders do not have cumulative voting rights.

Annual Report

The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2002, which contains the Company’s audited financial statements for fiscal year 2002, was mailed to all shareholders of record of the Company as of April 30, 2003.

SUMMARY TERM SHEET

THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE ATTACHED APPENDICES. THIS SUMMARY PROVIDES AN OVERVIEW OF MATERIAL MATTERS RELATING TO THE PROPOSED REINCORPORATION OF THE COMPANY. YOU SHOULD READ THIS PROXY STATEMENT CAREFULLY IN ITS ENTIRETY.

•	Purpose of the Reincorporation. The purpose of the Reincorporation is to change the state of incorporation of the Company from New Jersey to Delaware. (See “General” and “Principal Reasons for the Reincorporation” under Proposal II on pages 19 and 20).

•	How the Reincorporation will be effected. The Reincorporation will be effected by a merger of the Company with and into a newly-formed, wholly-owned Delaware subsidiary of the Company (“PRI (DEL)”). Upon consummation of the merger of the Company with and into PRI (DEL) pursuant to an agreement and plan of merger, the separate existence of the Company will cease and PRI (DEL) will be the surviving corporation. Each share of Common Stock issued and outstanding immediately prior to the consummation of the merger will automatically be converted into one share of the common stock of PRI (DEL). (See “Mechanics of the Reincorporation” under Proposal II on pages 20 and 21).

•	Effect of the Reincorporation. Following the Reincorporation, the Company will be a Delaware corporation and, as a result, the law applicable to the Company’s corporate affairs will be changed from that of New Jersey to Delaware. The Company’s management, business, assets and liabilities will be unaffected by the Reincorporation. (See “Mechanics of the Reincorporation” under Proposal II on pages 20 and 21).

•	The time the Reincorporation will take effect. Assuming the Proposal for the Reincorporation is approved by the Company’s shareholders at the Meeting, the Reincorporation will become effective upon the later of the filing of certificates of merger with the Secretary of State of New Jersey and the Secretary of State of Delaware. (See “Effective Time of the Reincorporation” under Proposal II on page 21).

SECURITY OWNERSHIP

The following table sets forth, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each current director, including the two nominees, of the Company, (ii) the Named Executives, as defined in the “Executive Compensation” section (in Proposal I) of this Proxy Statement and (iii) all directors and current executive officers of the Company as a group (based solely in respect of clauses (i), (ii) and (iii) above upon information furnished to the Company by such persons). Pursuant to rules promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed to be a beneficial owner of an equity security if such person has or shares the power to vote or to direct the voting of such security and/or to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. In general, a person is also deemed to be a beneficial owner of any equity securities that the person has the right to acquire within 60 days of a determination date. Based solely upon its review of filings made with the Securities and Exchange Commission (the “Commission”) on Schedule 13G and Form 13F pursuant to Section 13 of the Exchange Act, the Company believes that no person beneficially owned more than 5% of the Common Stock as of the Record Date.

Security Ownership of Directors and Management

Name of Beneficial Owner	Shares of Common Stock	% of Common Stock
Kenneth I. Sawyer (1)	27,500	*
Scott L. Tarriff (1)(2)(3)	93,250	*
Dennis J. O’Connor (2)	66,119	*
John D. Abernathy (1)(2)	21,000	*
Mark Auerbach (1)(2)	28,500	*
Dr. Arie Gutman (1)	0	*
Peter S. Knight (1)(2)	15,000	*
Ronald M. Nordmann (1)(2)	15,000	*
All directors and current executive officers as a group (eight persons) (2)(3)	266,369	*

*	Less than 1%.
(1)	A current director of the Company.
(2)	Includes the following shares of Common Stock that may be acquired upon the exercise of options that are or will be vested and exercisable on or before July 4, 2003 under the Company’s stock option plans: Mr. Tarriff—76,750; Mr. O’Connor—64,500; Mr. Abernathy—18,500; Mr. Auerbach—18,500; Mr. Knight—15,000; Mr. Nordmann—15,000; and all directors and current executive officers as a group—208,250.
(3)	Includes 1,500 shares of Common Stock held by Mr. Tarriff’s spouse.

For the purposes of the foregoing table, the business address of each director and Named Executive of the Company is c/o Pharmaceutical Resources, Inc., One Ram Ridge Road, Spring Valley, NY 10977.

PROPOSAL I

ELECTION OF DIRECTORS

Directors

The Company’s Certificate of Incorporation, as amended, provides that the Company’s Board of Directors (the “Board”) shall be divided into three classes, with the term of office of one class expiring each year. The Company’s Bylaws prescribe that the number of directors constituting the Board shall not be less than three nor more than 15, with the actual number to be set from time to time by resolution of the Board. The Board has set such number at seven. Peter S. Knight and Scott L. Tarriff, the present Class I directors, have terms that expire in 2003, and have been selected as nominees for election as Class I directors at the Meeting. If Messrs. Knight and Tarriff are elected to the Board at the Meeting, their terms will expire in 2006. The three Class II directors have terms that expire in 2004 and the two Class III directors have terms that expire in 2005. The terms of the Company’s directors will not be affected whether or not the reincorporation proposal (Proposal II) is adopted.

Proxies in the accompanying form will be voted at the Meeting in favor of the election of the two Class I nominees listed in the accompanying proxy card, unless authority to do so is withheld as to a specified nominee or both nominees. Proxies may not be voted for a greater number of persons than the number of nominees (i.e., two) named herein. Each of the two Class I nominees has consented to serve as a director of the Company, if elected, and to be named in this Proxy Statement. In the unexpected event that one or both nominees is unable to or, for good reason, will not serve as a director, it is intended that proxies will be voted for the election of a substitute nominee(s). Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, at the Meeting.

The following table sets forth certain information regarding each nominee (provided by such nominee) for election as a Class I director of the Company and the year in which each was first elected as a director of the Company:

Class I

Name and Principal Occupation(s)	Age (as of May 5, 2003)	Year Of First Election
Peter S. Knight (1)(2)(3) Since November 2001, a managing director of MetWest Financial, a Los Angeles-based asset management holding company. From January 2000 to October 2001, President of Sage Venture Partners, a telecommunications investment firm. From 1990 to 2000, a partner in Wunder, Knight, Forscey & DeVierno, a law firm. Also, Mr. Knight is a director of the Whitman Education Group, Medicis Pharmaceutical Corporation, EntreMed, Inc. and the Schroder Mutual Funds.	52	2001	*

Scott L. Tarriff Since September 2001, President and Chief Executive Officer of Par Pharmaceutical, Inc., the Company’s wholly-owned and principal operating subsidiary (“Par”), and from January 1998, Executive Vice President of the Company. From 1995 to 1997, Senior Director, Marketing, Business Development and Strategic Planning, of the Apothecon division of Bristol-Myers Squibb.	43	2001	*

The following table sets forth certain information (provided by them) regarding the Class II directors (whose terms expire in 2004) and the Class III directors (whose terms expire in 2005) and the year in which each was first elected as a director of the Company:

Class II

Name and Principal Occupation(s)	Age (as of May 5, 2003)	Year Of First Election
Kenneth I. Sawyer Since October 1990, Chairman of the Board of the Company. Since October 1989, Chief Executive Officer and President of the Company.	57	1989

Mark Auerbach (1)(2)(3) Since June 1993, Senior Vice President and Chief Financial Officer of Central Lewmar L.P., a distributor of fine papers. From December 1995 to January 1999, Chief Financial Officer of Oakhurst Company, Inc. and of Steel City Products, Inc., each a distributor of automotive products. Chief Executive Officer of Oakhurst Company, Inc. from December 1995 to May 1997. Also, Mr. Auerbach is a director of Acorn Holding Corp.	65	1990

John D. Abernathy (1)(2)(3) Since January 1995, Chief Operating Officer of Patton Boggs LLP, a law firm. Also, Mr. Abernathy is a director of Sterling Construction Company, Inc., a heavy civil construction company, and Steel City Products, Inc., a distributor of automotive products.	66	2001

Class III

Ronald M. Nordmann (1)(2)(3) Since October 2000, Co-President of Global Health Associates, LLC, a provider of consulting services to the pharmaceutical and financial services industries. From September 1994 to December 1999, a partner and portfolio manager at Deerfield Management, a health care hedge fund. From December 1999 to October 2000, Mr. Nordmann was a private investor. Also, Mr. Nordmann is a director of Neurochem, Inc., Guilford Pharmaceuticals Inc. and Shire Pharmaceuticals Group plc and is a trustee of The Johns Hopkins University.	61	2001*

Dr. Arie Gutman Since June 1991, President and Chief Executive Officer of FineTech Laboratories, Ltd. (formerly known as ISP Finetech Ltd.), an Israeli company, which, as of April 19, 2002, became a wholly-owned subsidiary of the Company. FineTech Laboratories, Ltd. develops synthetic chemical processes utilized in the pharmaceutical industry.	49	2002

(1)	A member of the Compensation and Stock Option Committee of the Board.
(2)	A member of the Audit Committee of the Board.
(3)	A member of the Nominating Committee of the Board.

*	On October 11, 2001, the Board filled a vacancy on the Board caused by a director resignation by selecting Peter S. Knight as a Class I director. On December 14, 2001, the Board filled two additional vacancies caused by director resignations by selecting Scott L. Tarriff as a Class I director and Ronald M. Nordmann as a Class III director.

The Board unanimously recommends a vote “FOR” the election of the two Class I nominees named above as directors of the Company.

Board and Committees

The Board met seven times during the Company’s fiscal year ended December 31, 2002. During fiscal year 2002, no current director attended fewer than 75% of the aggregate meetings of the Board and any of its committees of which he was a member during fiscal year 2002. The Board has established three standing committees, consisting of an Audit Committee, a Compensation and Stock Option Committee (the “Compensation Committee”) and a Nominating Committee. The following describes the current principal functions of these committees:

The Audit Committee, which met four times during fiscal year 2002, reviews the Company’s financial statements, the scope of the annual audit and the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee also has primary responsibility for making recommendations to the Board with respect to the selection of the Company’s independent auditors. The Audit Committee is governed by the Company’s Audit Committee Charter, a copy of which was attached to the Company’s 2001 Proxy Statement. The Board has determined that the current composition of the Audit Committee satisfies the NYSE’s current requirements regarding the independence, financial literacy and experience of audit committees. The Company expects to comply with the rules of the Commission promulgated under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) prior to being required to do so, by amending its Audit Committee Charter to reflect any new functions and responsibilities of the Audit Committee and annually disclosing the name(s) of any “audit committee financial expert(s)” on the Audit Committee.

The Compensation Committee, which met seven times during fiscal year 2002, sets and approves salary and bonus levels for the Company’s executive officers and administers the Company’s 1990 Stock Incentive Plan, the 2000 Performance Equity Plan (the “2000 Plan”) and the 2001 Plan. It also has primary responsibility for the granting of options and other awards under such plans. The Company expects to adopt a charter for the Compensation Committee in accordance with proposed NYSE rules prior to being required to do so.

The Nominating Committee, which was established in January 2002, recommends nominees for annual election to the Board and to fill vacancies on the Board. In addition, the Nominating Committee considers recommendations made by Company shareholders of candidates to be nominated as directors. The members of the Nominating Committee did not meet in fiscal year 2002. The Nominating Committee recommended the two nominees for Class I director herein at a meeting held in January 2003. All recommendations of candidates made by the Company’s shareholders must be in writing and addressed to the Secretary of the Company and be received by the Company not less than 50 nor more than 75 days prior to that year’s annual meeting. By accepting a shareholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning any recommendation or to give the proponent thereof its reasons for any action or failure to act. The Company expects to adopt a charter for the Nominating Committee in accordance with proposed NYSE rules prior to being required to do so.

Compensation of Directors

Effective January 1, 2003, directors who are not employees of the Company (or any of its subsidiaries) and who are deemed to be independent under the audit committee rules of the NYSE are entitled to receive an annual retainer of $30,000 for their service on the Board (which covers payments for attending up to six meetings of the Board). Such directors received an annual retainer of $24,000 for serving on the Board in fiscal year 2002. Each member who serves as a chairman of a committee (other than the Audit Committee) is entitled to receive an additional annual retainer of $5,000 per chairmanship. Each member of a committee (other than the Audit Committee) is entitled to receive an additional annual retainer of $2,000 for each committee membership. Effective January 1, 2003, any member who serves as the Chairman of the Audit Committee is entitled to receive an additional annual retainer of $10,000 (compared to $5,000 in fiscal year 2002) and each other member of the Audit Committee is entitled to receive an additional annual retainer of $5,000 (compared to $2,000 in fiscal year 2002). In addition to receiving the annual retainers, under the Company’s 1997 Directors’ Stock Option Plan (the

“Directors’ Plan”), non-employee directors are granted options each year to purchase 10,000 shares of Common Stock on the earliest to occur of: (x) the date on which the Company’s shareholders elect directors at an annual meeting of shareholders or any adjournment thereof, (y) the date in January of each year on which the first meeting of the Compensation Committee occurs or (z) the last business day of January of such fiscal year. Prior to an amendment to the Directors’ Plan adopted by the Board in January 2003, which was not subject to the approval of shareholders, such directors were granted options to purchase 7,500 shares of Common Stock on the earlier to occur of: (x) the date on which shareholders of the Company elected directors at an annual meeting of shareholders or (y) December 31 of such fiscal year. Directors who are employees of the Company (or any of its subsidiaries) receive no additional remuneration if they were to serve as directors or as members of committees of the Board. All directors are entitled to reimbursement for out-of-pocket expenses incurred by them in connection with their attendance at Board and committee meetings. In February 2003, the Board adopted, subject to shareholder approval at the Meeting, amendments to the Directors’ Plan providing for the increase in the number of shares of Common Stock reserved for issuance thereunder from 450,000 to 650,000 and the extension of the expiration date of the Plan from October 28, 2007 to October 28, 2013. See Proposal IV below.

Executive Officers

The executive officers of the Company consist of Mr. Sawyer as Chief Executive Officer, President and Chairman of the Board, Mr. Tarriff as Executive Vice President, and Dennis J. O’Connor as Vice President, Chief Financial Officer and Secretary. Mr. O’Connor, age 51, has served as Vice President, Chief Financial Officer and Secretary of the Company since October 1996. From June 1995 to October 1996, he served as Controller of Par. The executive officers of Par consist of Mr. Sawyer as Chairman, Mr. Tarriff as President and Chief Executive Officer, and Mr. O’Connor as Vice President, Chief Financial Officer and Secretary. The executive officers of FineTech Laboratories, Ltd. (“FineTech”) consist of Dr. Gutman as President and Chief Executive Officer, Mr. Sawyer as Chairman, and Mr. O’Connor as Vice President, Chief Financial Officer and Secretary.

EXECUTIVE COMPENSATION

The following table sets forth information for fiscal years 2002, 2001 and 2000 in respect of compensation earned by the Company’s Chief Executive Officer and the only three other executive officers of the Company who earned over $100,000 in salary and bonus from the Company during fiscal year 2002 (the “Named Executives”). The Company awarded or paid such compensation to all such persons for services rendered in all capacities during the applicable fiscal years.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation
Name and Principal Position(s)	Fiscal Year	Salary($)		Bonus($)	Other Annual Compensation		Restricted Stock Awards($)(1)	Securities Underlying Options(#)(2)	All Other Compensation($)
Kenneth I. Sawyer	2002	$403,468		$220,000	$15,533	(4)	—	—	$28,501	(3)
Chief Executive Officer,	2001	$397,088		$305,000	$173,046	(4)	—	325,000	$13,185	(3)
President and Chairman	2000	$355,175		—	$169,477	(4)	—	—	$9,760	(3)

Scott L. Tarriff	2002	$300,000		$200,000	$12,600		—	200,000	$60,191	(5)
Executive Vice President;	2001	$220,510		$200,000	$12,288		—	295,000	$11,620	(5)
Chief Executive Officer and President of Par	2000	$185,000		$42,000	$3,692		—	—	$8,074	(5)

Dennis J. O’Connor	2002	$186,197		$100,000	$12,600		—	25,000	$25,314	(6)
Vice President, Chief Financial	2001	$158,077		$150,000	$12,288		—	165,000	$11,597	(6)
Officer and Secretary	2000	$150,700		$5,000	$12,000		—	30,000	$6,211	(6)

Dr. Arie Gutman	2002	$167,308	(7)	$50,000	—		—	300,000	$1,697	(8)
Chief Executive Officer and	2001	—		—	—		—	—	—
President of FineTech	2000	—		—	—		—	—	—

(1)	None of the Named Executives hold any shares of restricted stock.
(2)	Reflects options granted to Messrs. Sawyer, Tarriff and O’Connor and Dr. Gutman under the Company’s various stock option plans.
(3)	Includes insurance premiums paid by the Company for term life and disability insurance for the benefit of Mr. Sawyer of $6,276, $93 and $74, respectively, for fiscal years 2002, 2001 and 2000, $5,500, $5,250 and $5,250, respectively, in contributions to the Company’s 401(k) Plan for each of the fiscal years 2002, 2001 and 2000, and $14,949, $6,288 and $2,755, respectively, for fiscal years 2002, 2001 and 2000 in contributions made by the Company to the Retirement Savings Plan for the benefit of Mr. Sawyer. Also includes $1,776, $1,554 and $1,681 in fiscal years 2002, 2001 and 2000, respectively, for the maximum potential estimated dollar value of the Company’s portion of insurance premium payments from a split-dollar life insurance policy as if the premiums were advanced to Mr. Sawyer, without interest, until the earliest time the premiums may be refunded by Mr. Sawyer to the Company.
(4)	Includes $129,477 for each of the fiscal years 2001 and 2000 for the forgiveness of a loan from the Company and $2,933, $43,569 and $40,000, respectively, earned by Mr. Sawyer in fiscal years 2002, 2001 and 2000 pursuant to his employment agreement for annual cost of living increases since 1996.
(5)	Includes $7,855, $82 and $68, respectively, of insurance premiums paid by the Company for term life and disability insurance for the benefit of Mr. Tarriff for fiscal years 2002, 2001 and 2000, $5,500, $5,250 and $5,250, respectively, in contributions to the Company’s 401(k) Plan for fiscal years 2002, 2001 and 2000, and $14,949, $6,288 and $2,755, respectively, for fiscal years 2002, 2001 and 2000 in contributions made by the Company to the Retirement Savings Plan for the benefit of Mr. Tarriff. Also includes $31,887 for the reimbursement of financial planning expenses for fiscal year 2002.
(6)	Represents $4,865, $58 and $56, respectively, of insurance premiums paid by the Company for term life and disability insurance for the benefit of Mr. O’Connor for fiscal years 2002, 2001 and 2000, $5,500, $5,250 and $3,450, respectively, in contributions to the Company’s 401(k) Plan for fiscal years 2002, 2001 and 2000, and $14,949, $6,288 and $2,705, respectively, for fiscal years 2002, 2001 and 2000 in contributions made by the Company to the Retirement Savings Plan for the benefit of Mr. O’Connor.

(7)	Dr. Gutman’s salary for fiscal year 2002 reflects the fact that he was employed by the Company for less than a full year. Pursuant to his employment agreement with the Company, Dr. Gutman is entitled to an annual base salary of $300,000, subject to certain increases set forth therein. Dr. Gutman was not employed by the Company in fiscal years 2001 and 2000.
(8)	Represents $1,697 of insurance premiums paid by the Company for term life and disability insurance for the benefit of Dr. Gutman for fiscal year 2002.

The following table sets forth stock options granted to the Named Executives during fiscal year 2002.

Stock Option Grants in Last Fiscal Year

	Individual Grants
	Shares Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price($)	Expiration Date	Potential Realizable Value($) at Assumed Annual Rates of Stock Price Appreciation for Option Term(%)
Name					5%($)	10%($)
Kenneth I. Sawyer	—	—	—	—	—	—
Scott L. Tarriff (2)	200,000	23.58%	$25.85	7/28/09	$2,104,709	$4,904,867
Dennis J. O’Connor (3)	25,000	2.95%	$25.90	8/28/09	$263,598	$614,294
Dr. Arie Gutman (4)	300,000	35.37%	$21.65	4/11/12	$4,084,671	$10,351,357

(1)	Represents the percentage of total options granted to all employees of the Company during fiscal year 2002.
(2)	Represents options granted on July 29, 2002 pursuant to the 2001 Plan. One-quarter of such options become exercisable on each anniversary date of the grant over the succeeding four years.
(3)	Represents options granted on August 29, 2002 pursuant to the 2001 Plan. One-quarter of such options become exercisable on each anniversary date of the grant over the succeeding four years.
(4)	Represents options granted on April 12, 2002 pursuant to the 2001 Plan. One-quarter of such options become exercisable on each anniversary date of the grant over the succeeding four years.

The following table sets forth certain information with respect to the number of stock options exercised by the Named Executives during fiscal year 2002 and, as of December 31, 2002, the number of securities underlying unexercised stock options and the value of the in-the-money options held by the Named Executives.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth I. Sawyer	297,500	$7,432,990	101,667	223,333	$221,750	$887,000
Scott L. Tarriff	100,000	$2,537,168	122,750	422,250	$1,503,700	$1,144,800
Dennis J. O’Connor	30,000	$750,796	69,000	158,500	$791,325	$585,675
Dr. Arie Gutman	—	—	—	300,000	—	$2,445,000

(1)	Based upon the NYSE closing price of the Common Stock on December 31, 2002 of $29.80.

The following table sets forth certain information, as of December 31, 2002, regarding the shares of Common Stock authorized for issuance under the four equity compensation plans of the Company.

Equity Compensation Plan Information

Plan	Number of shares of Common Stock issuable upon exercise of outstanding options, warrants and other rights(#)	Weighted average exercise price of outstanding options, warrants and other rights($)	Number of shares of Common Stock remaining available for future issuance(#)
Equity compensation plans approved by the Company’s shareholders:
2001 Performance Equity Plan	2,751,125	$28.56	1,248,875
1997 Directors’ Stock Option Plan	138,334	$18.81	27,000
1990 Stock Incentive Plan	133,905	$3.54	—

Equity compensation plan not approved by shareholders:
2000 Performance Equity Plan	740,702	$6.87	53,724

Total:	3,764,066	$23.04	1,329,599

Employment Agreements

The Company and Mr. Sawyer entered into an amended and restated employment agreement, dated as of January 4, 2002 (the “Amended Agreement”), providing for Mr. Sawyer to remain as the Company’s Chief Executive Officer (“CEO”) and Chairman of the Board (“Chairman”) and Chairman of the board of directors of Par until: (i) the termination by Mr. Sawyer for any reason, including the Company’s material breach of the Amended Agreement (as provided therein), or by the Company for Cause (as such term is defined in the Amended Agreement), without Cause or by reason of Disability (as such term is defined in the Amended Agreement), (ii) a Change of Control (as such term is defined in the Amended Agreement), (iii) the election by the Board of a new CEO or (iv) the death of Mr. Sawyer. So long as Mr. Sawyer remains employed under the Amended Agreement as CEO, the Company is to pay him a base annual salary of $414,362 in 2003, subject to any increase that may be provided in the Board’s discretion and annual adjustments to reflect increases in the Consumer Price Index (the “CPI”). In addition, Mr. Sawyer is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company and/or Par. Pursuant to the Amended Agreement, Mr. Sawyer earned a base salary of $403,468 in fiscal year 2002 and received an increase to his base salary of $10,894 to reflect an increase in the CPI. The annual adjustment became effective as of October 2002 and resulted in an increase of $2,933 to Mr. Sawyer’s compensation for fiscal year 2002. Mr. Sawyer earned a bonus of $220,000 for fiscal year 2002.

The Amended Agreement provides for certain payments and benefits upon a Change of Control, the election of a new CEO and/or the termination of Mr. Sawyer’s employment, and it permits him to remain as Chairman for successive one-year periods following the termination of his duties as CEO. Upon the earliest to occur of (i) the election of a new CEO, (ii) a Change of Control or (iii) the termination of Mr. Sawyer’s employment with the Company for any reason, Mr. Sawyer is entitled to a one-time lump sum payment of $1,000,000. In the event that Mr. Sawyer remains as Chairman following the election of a new CEO, the Company has agreed to pay Mr. Sawyer an annual base salary of $250,000 (subject to annual CPI increases) in return for a commitment from Mr. Sawyer that he will devote up to 50% of his business time to the Company as its Chairman. Mr. Sawyer will be permitted, in such event, to engage in other employment activities so long as such activities do not directly compete with the Company’s business or involve the disclosure of Confidential Information (as such term is defined in the Amended Agreement) or the hiring or solicitation of any employees, agents, customers or suppliers of the Company.

The Amended Agreement provides also for (i) the transfer to Mr. Sawyer of ownership of a life insurance policy maintained by the Company on Mr. Sawyer and (ii) a lump sum payment to Mr. Sawyer (calculated based on his then current base salary), which was made on February 28, 2002, equal to 45 days of vacation time previously accrued but unused by Mr. Sawyer.

Upon termination of Mr. Sawyer’s employment by the Company for Cause or by reason of his Disability or termination by Mr. Sawyer for any reason (other than as a result of a material breach of the Amended Agreement by the Company) or termination by reason of his death, the Company will pay Mr. Sawyer, or his estate, as the case may be, his then current base salary through the termination date. Upon a termination of Mr. Sawyer’s employment without Cause by the Company or by Mr. Sawyer following a material breach by the Company, Mr. Sawyer is to be paid an additional lump sum payment as follows (i) if during Mr. Sawyer’s tenure as CEO, an amount equal to his unpaid and owed base salary through December 31 of the year of such termination or (ii) if Mr. Sawyer is employed solely as Chairman, an amount equal to his unpaid and owed base salary for the remaining period in which he was to serve as Chairman. In addition, for two years following the date of Mr. Sawyer’s termination of employment for any reason, the Company will pay the costs associated with Mr. Sawyer’s continued participation in all life insurance, medical, health and accident, and disability plans and programs in which he was entitled to participate immediately before his termination. In connection with his employment by the Company and Par, Mr. Sawyer was granted options, in January 2003, to purchase 50,000 shares of Common Stock at an exercise price of $31.70.

The Company has entered into an employment agreement with Mr. Tarriff, dated as of February 6, 2003, to replace a prior employment agreement originally entered into on February 20, 1998. Pursuant to his employment agreement, Mr. Tarriff holds the positions of Executive Vice President of the Company and Chief Executive Officer of Par for an initial three-year term, with successive one-year terms thereafter, for which he is to be paid an initial annual base salary of $300,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Mr. Tariff is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company and/or Par. In the event that Mr. Tarriff’s employment is terminated by the Company without Cause (as such term is defined in the agreement) or by Mr. Tarriff upon a material breach of his employment agreement by the Company, or if the Company elects not to renew his employment agreement, Mr. Tarriff is entitled to receive a severance payment equal to two times his base salary, or a severance payment of $1,000,000 if such termination were to occur after July 15, 2003 or at any time after a Change of Control (as such term is defined in the agreement). In addition, while Mr. Tarriff is employed by the Company, the Company is obligated to pay the premiums on a $3,000,000 term life insurance policy for the benefit of Mr. Tarriff and his estate. If Mr. Tarriff’s employment is terminated other than for Cause within 12 months following a Change of Control, then Mr. Tarriff (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company and Par, Mr. Tarriff was granted, in July 2002, options to purchase 200,000 shares of Common Stock at an exercise price of $25.85 and, in January 2003, additional options to purchase 100,000 shares of Common Stock at an exercise price of $31.50.

The Company has entered into an employment agreement with Mr. O’Connor, dated as of February 6, 2003, to replace a prior severance agreement entered into on October 23, 1996. Pursuant to his employment agreement, Mr. O’Connor holds the positions of Vice President, Chief Financial Officer and Secretary of each of the Company and Par for an initial three-year term, with successive one-year terms thereafter, for which he is to be paid an initial annual base salary of $210,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Mr. O’Connor is eligible for annual bonuses based on performance criteria to be determined by the Board, including his performance and the performance and financial condition of the Company and/or Par. In the event that Mr. O’Connor’s employment is terminated by the Company without Cause (as such term is defined in the agreement) or by Mr. O’Connor upon a material breach of his employment agreement by the Company, or if the Company elects not to renew his employment agreement, Mr. O’Connor is entitled to receive a severance payment equal to one-and-a-half times his base salary, or a severance payment equal to two times his base salary if such termination were to occur after July 15, 2003 or at any time after a Change of Control (as such term is defined in the agreement). In addition, while Mr. O’Connor is employed by the Company, the Company is obligated to pay the premiums on a $1,000,000 term life insurance policy for the benefit of Mr. O’Connor and his estate. If Mr. O’Connor’s employment is terminated other than for Cause within 12 months following a Change of Control, then Mr. O’Connor (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company and Par, Mr. O’Connor was granted, in August 2002, options to purchase 25,000 shares of Common Stock at an exercise price of $25.90 and, in January 2003, additional options to purchase 25,000 shares of Common Stock at an exercise price of $31.50 and 25,000 shares at an exercise price of $31.70.

In connection with its acquisition of FineTech, the Company entered into an employment agreement with Dr. Gutman, dated as of December 18, 2002. Pursuant to his employment agreement, Dr. Gutman holds the positions of Chief Executive Officer and President of FineTech for an initial five-year term, with successive one-year terms thereafter, for which he is to be paid an initial annual base salary of $300,000, subject to review and increase by the Board, in its discretion, and annual adjustments to reflect increases in the CPI. In addition, Dr. Gutman is eligible for an annual bonus based on performance criteria to be determined by the Board, including his individual performance and the performance and financial condition of the Company and/or FineTech. Dr. Gutman is entitled to receive a severance payment equal to one-and-a-half times his base salary if his employment were terminated by the Company or FineTech without Cause (as such term is defined in the agreement) or by Dr. Gutman upon a material breach by the Company and/or FineTech, or if his employment agreement were not renewed by the Company after the initial five-year term or if he were to terminate his employment for any reason after the initial five-year term. In addition, while Dr. Gutman is employed by the Company, the Company is obligated to pay the premiums on a $1,000,000 term life insurance policy for the benefit of Dr. Gutman and his estate. If Dr. Gutman’s employment is terminated other than for Cause within 12 months following a Change of Control (as such term is defined in the agreement), then Dr. Gutman (or his estate) will have 24 months from the date of such termination to exercise his stock options, so long as the stock option plan underlying such options is still in effect and such stock options have not expired at the time of the exercise. In connection with his employment by the Company and FineTech, Dr. Gutman was granted options, in April 2002, to purchase 300,000 shares of Common Stock at an exercise price of $21.65.

Under the Company’s stock option agreements with Messrs. Sawyer, Tarriff and O’Connor and Dr. Gutman, any unexercised portion of the options becomes immediately exercisable in the event of a Change of Control (as such term is defined in their respective employment agreements).

Pension Plan

The Company maintains a defined benefit plan (the “Pension Plan”) intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Effective October 1, 1989, the Company ceased benefit accruals under the Pension Plan with respect to service after such date.

The Company intends that distributions will be made, in accordance with the terms of the Pension Plan, to participants as of such date and/or their beneficiaries. The Company will continue to make contributions to the Pension Plan to fund its past service obligations. Generally, all employees of the Company (or a participating subsidiary) who had completed at least one year of continuous service and attained 21 years of age were eligible to participate in the Pension Plan. For benefit and vesting purposes, the Pension Plan’s “Normal Retirement Date” is the date on which a participant attains age 65 or, if later, the date of his/her completion of ten years of service. Service is measured from the date of employment. The retirement income formula is 45% of the highest consecutive five-year average basic earnings during the last ten years of employment, less 83 1/3% of the participant’s Social Security benefit, reduced proportionately for years of service less than ten at retirement. The normal form of benefit is a life annuity, or for married persons, a joint survivor annuity. None of the Named Executives has any years of credited service under the Pension Plan.

The Company maintains a Retirement Savings Plan (the “Retirement Savings Plan”) whereby eligible employees, including the Named Executives, are permitted to contribute from 1% to 25% of their compensation to the Retirement Savings Plan. The Company contributes an amount equal to 50% of up to 6% of compensation contributed by the employee. Participants of the Retirement Savings Plan become vested with respect to 20% of the Company’s contributions for each full year of employment with the Company and thus become fully vested after five full years. The Company also may contribute additional funds each fiscal year to the Retirement Savings Plan, the amount of which, if any, is determined by the Board in its sole discretion. In June 2002, the Company made a contribution to the Retirement Savings Plan of approximately $600,000 for Plan year 2001.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Knight (Chairman), Abernathy, Auerbach and Nordmann. None of such Committee members is, or was ever, an executive officer or employee of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Business Relationship

In December 2001, the Company made the first installment of an agreed-to investment of up to $2,438,297 to be made over a period of time in HighRapids, Inc. (“HighRapids”), a Delaware corporation and software developer. Pursuant to the agreement between the Company and HighRapids, effective December 1, 2001, the Company, subject to its ongoing evaluation of HighRapids’ operations, has agreed to purchase units, consisting of secured debt, evidenced by 7% secured promissory notes, up to an aggregate principal amount of $2,425,000 and up to an aggregate 1,329,650 shares of the common stock of HighRapids. HighRapids is the surviving corporation of a merger with Authorgenics, Inc., a Florida corporation. The Company’s cash infusion will be utilized by HighRapids for working capital and operating expenses. As of December 31, 2002, the Company had invested approximately $768,000 in HighRapids ($888,000 as of March 31, 2003). As of December 31, 2002, the Company held approximately 30% of the outstanding common stock of HighRapids (33% as of March 31, 2003) and had the exclusive right to market to the pharmaceutical industry certain regulatory compliance and laboratory software currently in development. Mr. Sawyer is the President, Chief Executive Officer and a director of HighRapids. Mr. Auerbach, a director of the Company, owns less than 1% of the outstanding shares of HighRapids’ common stock, which were acquired prior to the commitment of the Company discussed above. Neither Messrs. Sawyer or Auerbach received any compensation from HighRapids or has any individual agreements with HighRapids. HighRapids provided software services to the Company during fiscal year 2002.

Transaction with Management

In April 1999, the Company entered into an agreement with FineTech Ltd. (the predecessor of FineTech Laboratories, Ltd. (“Finetech”), which is presently a wholly-owned subsidiary of the Company) for the right to use a process for the pharmaceutical bulk active latanoprost. Pursuant to this agreement, the Company paid FineTech Ltd. an aggregate of approximately $2,000,000 in fiscal years 2000 and 2001, which has been included in intangible assets on the Company’s consolidated balance sheets, for a completed process together with its technology transfer package and patent. The Company subsequently purchased the capital stock of FineTech and, pursuant to the aforementioned agreement, the Company is obligated to pay royalties on gross profits from sales of all products developed under this agreement to the President of FineTech, Dr. Gutman, who is currently a director of the Company. In addition, Dr. Gutman is entitled to royalties on the gross profits generated from any sales of several other products pursuant to agreements made with FineTech prior to the Company’s acquisition.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee approves the policies and programs pursuant to which compensation is paid or awarded to the Company’s executive officers and key employees. In reviewing overall compensation for fiscal year 2002, the Compensation Committee focused on the Company’s objectives to attract executive officers of high caliber from larger, well-established pharmaceutical manufacturers, to retain the Company’s executive officers, to encourage the highest level of performance from such executive officers and to align the financial interests of the Company’s management with that of its shareholders by offering awards that can result in the ownership of Common Stock. The Company did not utilize any specific formulae or guidelines in reviewing and approving executive compensation.

Key Elements of Executive Officer Compensation Program.    The key elements of the Company’s executive officer compensation program consist of base salary, annual bonus, stock options and other incentive awards through participation in the Company’s various incentive plans. In awarding or approving compensation to executive officers in fiscal year 2002, the Compensation Committee considered the present and potential contributions of the executive officers to the Company, the ability of the Company to attract and retain qualified executive officers in light of the competitive environment of the Company’s industry and the Company’s financial condition.

Base Salary and Annual Bonus.    Base salary and annual bonus for executive officers are determined by reference to Company-wide and individual performances for the previous fiscal year. The factors considered by the Compensation Committee include both strategic and operational factors, such as efforts in responding to regulatory challenges, in exploring strategic alternatives for the Company, in research and development, in reviewing and implementing updated systems and operational procedures, as well as the Company’s financial performance. In addition to Company-wide measures of performance, the Compensation Committee considered performance factors particular to each executive officer, including the performance of the area(s) for which such officer had management responsibility and the individual accomplishments of such officer.

Base salaries for executive officers of the Company were determined primarily by reference to industry norms, the principal job duties and responsibilities undertaken by such persons, individual performance and other relevant criteria. The Compensation Committee annually re-evaluates whether or not any adjustments are necessary to reflect compensation for executive officers of similar entities such as the Company. The Compensation Committee considered it appropriate and in the best interests of the Company and its shareholders to set the base salaries for its executive officers at competitive levels in order to attract and retain high caliber managers for the Company so as to position the Company for future growth and improved performance.

The Compensation Committee, in determining the annual bonuses to be paid to the Company’s executive officers for fiscal year 2002, considered each individual’s contribution to the Company’s performance, as well as the Company’s financial performance and assessments of each executive officer’s participation and contribution as described above. The non-financial considerations applied varied among executive officers depending upon the operations under their management and direction.

Stock Options and Other Awards.    The Company’s 2000 Plan, as amended by the Board to constitute a non-qualified, broad-based option plan not requiring shareholder approval under NYSE rules, provides for stock option and other equity-based awards. The Company’s 2001 Plan, which was approved by the Company’s shareholders initially at the Company’s annual meeting held on July 12, 2001, provides for stock option and other equity-based awards. Under such Plans, the size of each award and the persons to whom such awards are granted is determined by the Compensation Committee based upon the nature of services rendered by the executive officer, the present and potential contribution of the grantee to the Company and the overall performance of the Company. The Compensation Committee believes that grants of stock options will help enable the Company to attract and retain the best available talent and to encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. Stock options and other equity-based awards provide executive officers with the opportunity to acquire equity interests in the Company and to participate in the creation of shareholder value and benefit correspondingly with increases in the price of the Common Stock. See Proposal III regarding the proposal to, among other matters, increase the number of shares issuable under the 2001 Plan.

Compensation Committee’s Actions for Fiscal Year 2002.    In determining the amount and form of executive officer compensation to be paid or awarded for fiscal year 2002, the Compensation Committee considered the criteria discussed above. Based upon the Compensation Committee’s review of the Company’s performance following the conclusion of fiscal year 2002, the Company granted cash bonuses to Messrs. Sawyer, Tarriff and O’Connor and Dr. Gutman, the Named Executives, in the amounts of $220,000, $200,000, $100,000 and $50,000, respectively. In addition, Messrs. Sawyer, Tarriff and O’Connor were granted, in January 2003, options to purchase shares of Common Stock in the amounts of 50,000, 100,000 and 50,000, respectively.

Chief Executive Officer Compensation.    The Compensation Committee approved an amended employment agreement for Mr. Sawyer on January 4, 2002. Under the employment agreement, Mr. Sawyer’s base salary for fiscal year 2002 was $403,468. The employment agreement provides for annual increases based on changes in the CPI during Mr. Sawyer’s term of employment. In fiscal year 2002, Mr. Sawyer received an increase in his base salary of $10,894 to reflect an increase in the CPI. The annual adjustment became effective as of October 2002, and resulted in an increase of $2,933 in Mr. Sawyer’s compensation for fiscal year 2002. Based upon the Compensation Committee’s review of the Company’s performance following the conclusion of fiscal year 2002, the Company granted to Mr. Sawyer a cash bonus of $220,000. Mr. Sawyer did not receive any options to purchase shares of Common Stock in fiscal year 2002.

Compensation and Stock Option Committee

The Compensation Committee currently consists of Messrs. Knight (Chairman), Abernathy, Auerbach and Nordmann.

Section 16(a) Beneficial Ownership Reporting Compliance

As a public company, the Company’s directors and executive officers and the more than 10% beneficial owners of its Common Stock are subject to reporting requirements under Section 16(a) of the Exchange Act and required to file certain reports with the Commission in respect of their ownership of Company equity securities. The Company believes that during fiscal year 2002, other than with respect to one Form 4 report required to be filed by Mr. Auerbach, all such required reports were filed on a timely basis.

AUDIT COMMITTEE REPORT

The Company’s management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee reviewed and discussed the audited financial statements with both Company management and Deloitte and Touche LLP, the Company’s independent auditor for fiscal year 2002. Specifically, the Audit Committee discussed with Deloitte and Touche LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

The Audit Committee received from Deloitte and Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Deloitte and Touche LLP the issue of its independence from the Company.

Based on the Audit Committee’s review of the Company’s audited financial statements and its discussions with both management and Deloitte and Touche LLP noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Fees for all services provided by Deloitte and Touche LLP to the Company for fiscal year 2002 were separately approved by the Audit Committee, in accordance with the Sarbanes-Oxley Act, and were as follows:

Audit Fees

The Company incurred $233,113 in fees for professional services rendered by Deloitte and Touche LLP in respect of the audit of the Company’s fiscal year 2002 annual consolidated financial statements and the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q. Arthur Andersen LLP, which had been retained as the Company’s independent auditors for more than the prior two fiscal years, was dismissed on May 1, 2002. In 2002, the Company incurred $14,029 in fees for professional services rendered by Arthur Andersen LLP to the Company through the quarter ending March 31, 2002.

All Other Fees

The Company incurred an additional $275,000 in fees for other services rendered by Deloitte and Touche LLP, including tax compliance, tax and accounting consultation, stock option research and the audit of the Company’s benefit plans, to the Company in fiscal year 2002.

The Audit Committee pre-approved all audit and non-audit services provided by Deloitte and Touche LLP in fiscal year 2002. The Audit Committee will, in the future, pre-approve all audit and non-audit services provided by the Company’s auditor in compliance with the Sarbanes-Oxley Act.

The Audit Committee has considered whether the provision of non-audit services by Deloitte and Touche LLP was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte and Touche LLP as the Company’s independent auditors.

Audit Committee

The Audit Committee currently consists of Messrs. Auerbach (Chairman), Abernathy, Knight and Nordmann.

Performance Graph

The graph below compares the cumulative total return of the Common Stock with the cumulative total returns of the NYSE Composite Index, the S&P® Health Care Index (Drugs—Major Pharmaceuticals) and the S&P® Health Care (Pharmaceuticals) Index for the period from September 30, 1997 to December 31, 2002, including the transition period reflecting the change of the Company’s fiscal year from September 30 to December 31 in 1998. The graph assumes $100 was invested on September 30, 1997 in the Common Stock and $100 was, subject to the foregoing, invested on such date in each of the Indexes. The comparison assumes that any dividends were reinvested.

PROPOSAL II

APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND THE CHANGE OF THE

COMPANY’S STATE OF INCORPORATION FROM NEW JERSEY TO DELAWARE

General

The Board has unanimously approved, subject to requisite shareholder approval, a proposal to reincorporate the Company in Delaware (the “Reincorporation”). The Reincorporation will be effected by merging the Company with and into a wholly-owned subsidiary of the Company that was newly formed in Delaware solely for the purpose of consummating the Reincorporation (“PRI (DEL)”). The Reincorporation will be carried out in accordance with the terms and conditions of an agreement and plan of merger executed by the Company and PRI (DEL) (the “Merger Agreement”). A copy of the form of Merger Agreement is attached to this Proxy Statement as Appendix A.

The Board also plans to cause Par Pharmaceutical, Inc., a wholly-owned subsidiary of the Company (“Par”), shortly to be reincorporated in Delaware from New Jersey. The Board intends to effect such reincorporation by merging Par, the Company’s principal operating subsidiary, with and into a wholly-owned, direct subsidiary of the Company formed in Delaware for the purpose of consummating such reincorporation (“Par (DEL)”). In connection with and prior to the reincorporation, Par will contribute its New Jersey operations to Par, Inc., a newly-formed Delaware corporation and a wholly-owned subsidiary of Par. The Company, as the sole shareholder of each of Par and Par (DEL), will approve the reincorporation and will execute and file with each of the Secretary of State of New Jersey and the Secretary of State of Delaware a certificate of merger in accordance with applicable law. The reincorporation of Par will be effected, in part, to address certain state tax considerations. The provisions of the organizational documents of Par (DEL) will be essentially the same as the provisions that were contained in the organizational documents of Par. Such reincorporation will not be submitted for a vote to the Company’s shareholders because such approval is not required under applicable law.

The following summarizes material aspects of the Reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, the Business Corporation Act of New Jersey (“New Jersey Law”), the General Corporation Law of Delaware (“Delaware Law”), the certificate of incorporation of the Company (the “Existing Charter”), the bylaws of the Company (the “Existing Bylaws”), the certificate of incorporation of PRI (DEL) (the “New Charter”) and the bylaws of PRI (DEL) (the “New Bylaws”). Copies of the Existing Charter and Existing Bylaws are available from the Company, at no charge, upon written request and copies of the New Charter and New Bylaws are attached to this Proxy Statement as Appendix B and Appendix C, respectively.

Principal Reasons for the Reincorporation

The Board believes that the Reincorporation is in the best interests of the Company and its shareholders for several reasons. Delaware has long been a leading state in adopting, construing and implementing a set of corporate laws that responds to the changing business, financial and legal needs of corporations and their shareholders. Delaware Law is widely regarded as one of the best-defined bodies of corporate law in the United States and many major corporations have initially chosen to incorporate in Delaware or have subsequently chosen to reincorporate therein. Furthermore, the Delaware courts have developed considerable expertise in dealing with varied and complicated corporate issues and, as a result, a substantial body of case law (and academic commentary) has developed construing and applying Delaware Law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability and stability with respect to the business and legal affairs of such corporations. This is particularly the case in matters involving mergers and acquisitions and the roles and responsibilities of directors in connection therewith. The greater level of clarity of Delaware Law, as well as the relative predictability provided by numerous precedents decided by the Delaware courts, should be advantageous to the Company in allowing it to make corporate decisions and take corporate actions with increased confidence in the outcome and consequences of such decisions and actions.

For many years, Delaware has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws that are frequently updated and revised to meet changing business and legal needs. Furthermore, the Office of the Secretary of State of Delaware is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state’s laws and regulations. In making its decision to reincorporate in Delaware, the Company also considered certain state tax effects.

For the reasons outlined above and others, the Board believes that governance under Delaware Law would permit the Company to manage its corporate affairs more effectively and efficiently than under New Jersey Law. It should be noted, however, that shareholders have, in some instances, fewer rights, and hence less protection, under Delaware Law than under New Jersey Law. For example, under New Jersey Law, certain significant actions, including amending a corporation’s certificate of incorporation and approving a merger or similar extraordinary transaction, generally require the affirmative vote of only a majority of the votes cast in person or by proxy at a shareholders’ meeting, while under Delaware Law, such actions generally require the approval of a majority of the outstanding shares of common stock. Accordingly, certain proposals requiring shareholder vote would be more difficult to effect in Delaware. However, Delaware Law does afford shareholders with certain significant benefits not provided by New Jersey Law. Certain differences between New Jersey Law and Delaware Law are more fully explained below in the sections entitled “—Comparison of Certain Charter Document Provisions” and “—Comparison of Certain Provisions of New Jersey Law and Delaware Law.”

Mechanics of the Reincorporation

Upon the consummation of the merger of the Company with and into PRI (DEL), the separate existence of the Company will cease and PRI (DEL) will, by operation of law, succeed to the business, properties, assets and liabilities of the Company. If the Company’s shareholders approve this proposal, PRI (DEL) will be the surviving corporation after the Reincorporation. The principal consequence of the Reincorporation will be the change in the law applicable to the Company’s corporate affairs, and its shareholders, from that of New Jersey to Delaware.

Each share of Common Stock issued and outstanding immediately prior to the consummation of the merger will automatically be converted into one share of common stock, $.01 par value, of PRI (DEL) (the “PRI (DEL) Stock”). Once the merger is consummated, certificates that immediately prior to the Reincorporation represented shares of Common Stock, including any Common Stock held as treasury stock by the Company, will be deemed for all purposes to represent the same number of shares of PRI (DEL) Stock. The terms of each stock option and warrant to purchase shares of Common Stock outstanding immediately prior to the consummation of the merger will remain the same, except that such option or warrant will be an option or warrant, as the case may be, to purchase shares of PRI (DEL) Stock. The consummation of the Reincorporation will not be deemed a transaction that constitutes a “change of control,” as such term is defined in the stock option plans or agreements of the Company under which options to purchase shares of Common Stock have been granted. Thus, the terms of outstanding stock options will not be affected as a result of the Reincorporation. It will not be necessary for shareholders to exchange their existing stock certificates representing shares of Common Stock for stock certificates representing shares of PRI (DEL) Stock. The PRI (DEL) Stock to be issued by PRI (DEL) will have the same general rights as the Common Stock of the Company.

Approval of the Reincorporation will not result in any change in the business, management, assets or liabilities of the Company. For instance, the business and principal executive offices of the Company will remain the same and the members of the Board and officers of the Company will continue to be the respective members of the board of directors and officers of PRI (DEL) immediately following the Reincorporation. In addition, the assets and liabilities of the Company will continue to exist unchanged and will become the assets and liabilities of PRI (DEL). All employee benefit plans and other agreements and arrangements of the Company will be continued by PRI (DEL) upon the same terms and conditions in effect immediately prior to the Reincorporation. The shares of Common Stock following the Reincorporation will continue to be listed on the NYSE and will continue to trade under the symbol “PRX.” The NYSE will consider the delivery of existing certificates representing the Common Stock as constituting “good delivery” of shares of PRI (DEL) Stock in transactions following the Reincorporation.

Approval of the Reincorporation by the Company’s shareholders will also constitute approval of the Merger Agreement, as well as all other matters contemplated by such transaction and described in this Proxy Statement. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Existing Charter and Existing Bylaws, respectively, as the charter documents affecting the corporate governance and rights of shareholders of PRI (DEL). For a description of certain material differences between the New Charter and New Bylaws and the Existing Charter and Existing Bylaws, see “—Comparison of Certain Charter Document Provisions” below.

Effective Time of the Reincorporation

Subject to approval by the Company’s shareholders, the Reincorporation will become effective upon the filing of certificates of merger with the Secretary of State of New Jersey and the Secretary of State of Delaware. The Company expects that these filings will be made in the near future. The Reincorporation may, however, be abandoned, either before or after shareholder approval is obtained, if circumstances arise that, in the judgment of the Board, make it inadvisable to proceed.

Comparison of Certain Charter Document Provisions

The New Charter and New Bylaws are similar to the Existing Charter and Existing Bylaws with respect to most material provisions. Differences between the New Charter and New Bylaws and the Existing Charter and Existing Bylaws principally reflect differences between New Jersey Law and Delaware Law. The New Charter will also contain provisions (i) setting the maximum number of directors at 13 (presently 15) and (ii) conferring upon directors the power to adopt, amend and repeal the New Bylaws, subject to any subsequent action taken by the shareholders to amend or repeal such Bylaws. While it is impractical to compare all differences, certain significant differences between the Company’s and PRI (DEL)’s charter documents are summarized below. This summary does not purport to be a complete description of the charter documents of the respective companies or of all of the differences between such charter documents. Further, this summary is qualified in its entirety by reference to (A) the Existing Charter, (B) the Existing Bylaws, (C) the New Charter attached to this Proxy Statement as Appendix B and (D) the New Bylaws attached to this Proxy Statement as Appendix C.

Capital Stock.    Each of New Jersey Law and Delaware Law provides that a corporation has the power to issue the number and types of shares of capital stock set forth in its certificate of incorporation and that such shares may consist of one or more classes, divided further into one or more series, with differing rights, preferences and limitations. Under Delaware Law, a record holder of shares of capital stock of a corporation is called a “stockholder,” while such a holder is generally called a “shareholder” under New Jersey Law. In order to make the summaries contained in this Proxy Statement consistent, as well as to avoid confusion, the term “shareholder” is used throughout the discussion below.

Authorized Stock.    The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, of which approximately 33,287,000 shares are outstanding, and 6,000,000 shares of preferred stock, none of which is outstanding. Two million of the shares of preferred stock are designated as Series A Convertible Preferred Stock. The authorized capital stock of PRI (DEL) is virtually identical to that of the Company inasmuch as PRI (DEL)’s capital stock consists of 90,000,000 shares of PRI (DEL) Stock and 6,000,000 shares of preferred stock. None of the shares of preferred stock of PRI (DEL), however, has been designated in the New Charter.

Board Authority in respect of Capital Stock.    Under both New Jersey Law and Delaware Law, a corporation’s certificate of incorporation may afford its board of directors broad authority in respect of capital stock issuances, including the ability to determine the designation and the number of shares of any class or series of capital stock and the relative rights, preferences and limitations of any such class or series of capital stock, without the approval of the shareholders. Under New Jersey Law, if such determinations are not set forth in the certificate of incorporation, they must be stated in an amendment thereto. Such an amendment may be adopted solely by the board if the certificate of incorporation, as does the Company’s, authorizes the board to make such determinations. Under Delaware Law, if such determinations are not set forth in the certificate of incorporation, they may be provided in an amendment to the certificate of incorporation or in a certificate of designation setting forth resolutions, adopted by the board, providing for the issuance of such stock. Either action may be taken solely by the board if the certificate of incorporation authorizes the board to make such determinations, as does PRI (DEL)’s. Both the Existing Charter and the New Charter afford the Board broad discretion in fixing such rights, limitations and preferences, without the approval of the shareholders.

Preemptive Rights.    Under both New Jersey Law and Delaware Law, shareholders do not have preemptive rights to subscribe to any or all additional shares of stock issued by a corporation unless its certificate of incorporation specifically provides for such right. Neither the Existing Charter nor the New Charter provides shareholders with any preemptive rights.

Board of Directors and Committees.    Under both New Jersey Law and Delaware Law, a corporation’s board of directors shall consist of one or more members, with such limitations and qualifications as may be set forth in its bylaws and/or certificate of incorporation. In addition, if such board is classified (as described below), under both New Jersey Law and Delaware Law, each class shall consist of at least one director. The Existing Charter provides that the number of directors constituting the Board may not exceed 15 directors, with the actual number to be set from time to time by the Board in accordance with the Existing Bylaws. The Existing Bylaws provide that the number of directors constituting the Board shall not be less than three nor more than 15, with the actual number to be determined from time to time by resolution of the Board. The New Charter provides that the number of directors constituting the board may not be less than three or exceed 13, with the actual number to be set from time to time by resolution of the board of PRI (DEL). The New Charter and the Existing Charter both provide that the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock will be required to amend or repeal these charter provisions. Both the Existing Bylaws and New Bylaws provide that no person shall serve as a director (or an officer) if, in the good faith judgment of the board, there is a reasonable likelihood that service by such person will result in the loss of existing regulatory approvals or the inability to renew or obtain other necessary regulatory approvals.

New Jersey Law authorizes a corporation’s board of directors, by a resolution adopted by a majority of the entire board, to designate an executive or other committee, consisting of one or more directors, to act on behalf of the entire board, so long as such action is permitted by the certificate of incorporation or bylaws. Unlike New Jersey Law, Delaware Law authorizes the board of directors to designate one or more committees to act on behalf of the entire board even if the certificate of incorporation and bylaws fail to provide for such authorization. The Existing Bylaws and New Bylaws both authorize the formation of an executive committee that would have the power and authority to manage the day-to-day affairs of the Company, without the necessity of a meeting of the entire Board.

Voting Powers and Quorum of Directors.    New Jersey Law provides that each director has one vote at meetings of the board or any committee, unless otherwise provided in the corporation’s certificate of incorporation. Under Delaware Law, a corporation’s certificate of incorporation may provide that the terms and voting powers of a director may be greater or less than those of any other director or class of directors. Neither the Existing Charter nor the New Charter grants any director of the Board with less or more than one vote.

Under both New Jersey Law and Delaware Law, a majority of the total number of directors constitutes a quorum for the transaction of business by the board of directors, unless the corporation’s bylaws or certificate of incorporation requires a greater number. In addition, both New Jersey Law and Delaware Law permit a corporation’s bylaws or certificate of incorporation to allow for a quorum of less than a majority, so long as such amount is not less than one-third of the votes of the entire board or any committee. The Existing Bylaws and the New Bylaws both provide that a majority of the entire Board will constitute a quorum.

Election of Directors.    Unless otherwise provided in a corporation’s certificate of incorporation, New Jersey Law and Delaware Law both provide that directors are elected by a plurality of the votes cast at a meeting.

Both New Jersey Law and Delaware Law authorize a certificate of incorporation to provide for cumulative voting, permitting each of the shareholders to cast as many votes for a director as such shareholder has shares of stock multiplied by the number of directors to be elected so that such shareholder may cast all of such votes for a single director or distribute them among more than one director. The charter documents of neither the Company nor PRI (DEL) provide for (x) cumulative voting or (y) more than a plurality vote election standard.

Classified Boards.    Under New Jersey Law, a corporation may, in its certificate of incorporation only, provide for the classification of its directors in respect of the time for which they will serve as such, so long as no class of directors holds office for less than one year or longer than five years and the term of office of at least one class expires annually. In addition, a New Jersey corporation that has more than one class or series of capital stock may provide, in its certificate of incorporation, for the election of one or more directors by the holders of such class or series of stock, to the exclusion of other shareholders.

Under Delaware Law, directors of a corporation may, by its certificate of incorporation or by a bylaw adopted by the shareholders, be divided into 1, 2 or 3 classes; the initial terms of office of those of the first class to expire at the annual meeting next ensuing, of the second class to expire one year thereafter and of the third class to expire two years thereafter. At each annual election held after such initial election of the classified board, directors may be chosen for a term of between one and three years, as the corporation’s certificate of incorporation may provide. In addition, the terms of office of the directors so elected may, if so provided in the certificate of incorporation, be greater or less than those of any other director or class of directors. In addition, a Delaware corporation that has more than one class or series of capital stock may provide in its certificate of incorporation (or a certificate of designation) for the election of one or more directors by holders of such class or series of stock, to the exclusion of other shareholders.

The Existing Charter and New Charter each provides for a classified Board consisting of three classes, the terms of which shall expire in accordance with New Jersey Law and Delaware Law, respectively. The New Charter contains no material changes to the director classification provisions set forth in the Existing Charter. However, such provisions have been tailored to conform to the requirements of Delaware Law. Under the New Charter, the terms of the Class I directors will expire in 2006, the terms of the Class II directors will expire in 2004 and the terms of the Class III directors will expire in 2005. Commencing at the Company’s 2007 annual meeting of shareholders, and at each succeeding annual meeting of shareholders, each successor class of directors will be elected for a three-year term. Significantly, the Existing Charter and New Charter both require an affirmative vote of the shareholders holding at least 66 2/3% percent of the outstanding shares of common stock to alter, change, amend or repeal such classification provisions. This requirement could have the effect of delaying or discouraging a change of control transaction with the Company or any similar transaction that involves an unsolicited takeover attempt.

Interested Directors.    Under New Jersey Law, no contract or other transaction between a corporation and one or more directors (or any entity in which a director has an interest) will be void or voidable solely because (x) of the directorship, (y) such director or directors were present at the meeting of the board or committee that authorized or approved the contract or transaction or (z) his or their votes were counted for such purpose, so long as the contract or other transaction was, when approved, fair and reasonable to the corporation or if the directorship was disclosed or known to the board, and the board subsequently approved the contract or transaction by either unanimous written consent, if at least one director so consenting was disinterested, or by the affirmative vote of a majority, at a meeting, of the disinterested directors, even though the disinterested directors constituted less than a quorum. In addition, the shareholders may approve any such contract or transaction if the fact of such directorship or interest is disclosed or known to the shareholders, and they subsequently approve the contract or transaction. Delaware Law, similarly, provides that any such contract or transaction will not be void or voidable solely because of any of the three reasons cited above, if (x) the contract or transaction was, when approved, fair to the corporation, (y) the material facts of the relationship were disclosed or known to the board or committee and the board or committee authorized the contract or transaction in good faith by the affirmative vote of a majority of the directors (even if less than a quorum) not having an interest in such contract or transaction or (z) the contract or transaction was disclosed or known to the shareholders and subsequently approved by shareholders. Delaware Law covers contracts and transactions with the officers, in addition to the directors, of a corporation.

Action by Directors without a Meeting.    New Jersey Law and Delaware Law both provide that, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at a meeting of the board or a committee may be taken without a meeting if, prior or subsequent to the action, all members of the board or such committee, as the case may be, consent in writing and the written consents are filed with the minutes. The Existing Charter and New Charter do not prohibit the directors from taking any such actions by written consent.

Removal of Directors.    New Jersey Law provides that directors may be removed for cause and, unless otherwise provided in the certificate of incorporation, without cause by the affirmative vote of a majority of the votes cast by shareholders entitled to vote for the election of directors. In addition, if the certificate of incorporation or a bylaw adopted by the shareholders so provides, New Jersey Law permits a corporation’s board of directors to remove directors for cause and to suspend directors, pending a final determination that cause exists for removal. Delaware Law provides that generally directors may be removed, with or without cause, by the holders of a majority of the outstanding shares, but not by directors for any reason. However, under both New Jersey Law and Delaware Law, unless otherwise provided in the certificate of incorporation, shareholders may effect removal(s) for cause only if the board of directors, as is the case for both the Company and PRI (DEL), is classified. The Existing Charter and Existing Bylaws provide that the Board has the power to remove any director for cause, which would not be effective under Delaware Law, but does not expressly permit its shareholders to remove directors without cause. The New Charter does not provide that a director may be removed by the shareholders without cause. This may make it more difficult to change the composition of the Board.

Vacancies.    Both New Jersey Law and Delaware Law provide that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly-created directorships resulting from an increase in the authorized number of directors may be filled by the vote of a majority of the remaining directors then in office (even if less than a quorum of the board) or by the sole remaining director. In addition, under New Jersey Law and Delaware Law, any director so elected by the board is to hold office until the next succeeding annual meeting of shareholders and until his successor is elected and qualified. However, in the event that directors are divided into classes, New Jersey Law and Delaware Law both provide that any such director will hold office until the next election of the class for which such director was chosen and until his successor in such class is duly elected and qualified. The Existing Bylaws and New Bylaws provide that any vacancy on the Board may be filled by the majority of the remaining directors or by the sole remaining director, even though less than a quorum.

Indemnification and Exculpation of Directors and Officers.    New Jersey Law permits a corporation to indemnify the members of its board of directors and its officers for certain expenses and liabilities. Under New Jersey Law, any corporation may indemnify a director or officer against his expenses and liabilities in connection with any proceeding involving such director or officer by reason of his being or having been such if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation is required by applicable law to indemnify a director or officer against expenses to the extent such director or officer has been successful on the merits or otherwise in any proceeding brought against him. A director is expressly not liable in discharging his duties if, acting in good faith, he relied upon (i) the opinion of counsel for the corporation, (ii) written reports prepared by an accountant, (iii) financial statements, books and reports of the corporation represented to him to be correct or (iv) written reports of committees of the board. Moreover, a director or officer will not be personally liable to the corporation or its shareholders for monetary damages for any breach of duty if and to the extent that such liability has been eliminated or limited by the certificate of incorporation. The Existing Charter contains such a provision. In no event, however, may such liability be eliminated or limited if the director or officer (x) breaches his duty of loyalty to the corporation or its shareholders, (y) commits an act or omission not in good faith or involving a knowing violation of law or (z) receives an improper personal benefit.

Similarly, a corporation may indemnify its directors and officers against expenses, judgments, fines and other amounts under Delaware Law, if such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, he had no reasonable cause to believe his conduct was unlawful. Similar to New Jersey Law, Delaware Law requires that a director or officer be indemnified by the corporation to the extent such director or officer was successful on the merits or otherwise in defense of any action, suit or proceeding. In contrast to New Jersey Law, the only circumstances in which a corporation is expressly not permitted to indemnify a director or officer, under Delaware Law, is if such director or officer has been adjudged to be liable to the corporation, unless a court in which such action was brought determines that such director or officer is fairly and reasonably entitled to such indemnification. Delaware Law also specifically protects a director from liability in respect of any claims if he relied in good faith upon the records of the corporation and/or any information, opinions, reports or statements presented to the corporation by any employee, committee or other people having professional or expert competence. Under Delaware Law, a director will not be personally liable to the corporation or its shareholders for monetary damages for any breach of fiduciary duty, if and to the extent, that such liability has been eliminated or limited by the certificate of incorporation. The New Charter contains such a provision. In no event, however, may such liability be eliminated or limited if the director (x) breaches his duty of loyalty to the corporation or its shareholders, (y) commits an act or omission not in good faith or involving a knowing violation of law or (z) receives an improper personal benefit. Unlike New Jersey Law, Delaware Law does not contain any provision providing for exculpation of officers of a corporation. In addition, Delaware Law does not permit a corporation to eliminate or limit a director’s liability for any act or omission occurring prior to the date of the effectiveness of such provision.

Both New Jersey Law and Delaware Law provide that expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount. The charter documents of the Company and PRI (DEL) provide their directors and officers with indemnification, to the fullest extent permitted by applicable law, against expenses and liabilities they incur and require any expenses to be paid in advance so long as the director or officer provides an undertaking to repay such amount if it is ultimately determined that he/she is not entitled to be indemnified by the corporation under applicable law. Thus, each of the Company and PRI (DEL) is required to pay any such expenses in advance (subject to such an undertaking).

The indemnification and exculpation provisions contained in the New Charter are essentially the same as the corresponding provisions contained in the Existing Charter; both sets of these provisions allow for indemnification and exculpation of directors to the fullest extent permitted by applicable law.

Insurance.    Under both New Jersey Law and Delaware Law, a corporation may purchase and maintain insurance on behalf of its present and former officers and directors in respect of any liability asserted against, and incurred by, such persons in their capacities as such, whether or not the corporation has the power to indemnify such persons. The charter documents of the Company and PRI (DEL) provide that insurance may be purchased and maintained by the Company and PRI (DEL), respectively, on behalf of their directors and officers.

Quorum and Shareholder Voting Rights.    New Jersey Law and Delaware Law both provide that, unless otherwise provided in the certificate of incorporation or by applicable law, the holders of shares of capital stock entitled to cast a majority of the votes will constitute a quorum at a shareholders’ meeting. Also, both New Jersey Law and Delaware Law permit a corporation’s certificate of incorporation to allow for a quorum of less than a majority. In addition, each provides that the shareholders present in person or by proxy at any such meeting may continue to do business until an adjournment, despite having less than a quorum as a result of the subsequent withdrawal of any shareholders. However, Delaware Law differs from New Jersey Law in at least two respects. Delaware Law, unlike New Jersey Law, also permits a corporation’s bylaws, as well as its certificate of incorporation, to specify the minimum number of shares necessary to constitute a quorum at a shareholders’ meeting. Under Delaware Law, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting. New Jersey Law, on the other hand, does not prescribe any minimum number of shares required to constitute a quorum. The Existing Bylaws and New Bylaws provide that the presence at a meeting in person or by proxy of the holders of shares entitled to cast a majority of the votes outstanding will constitute a quorum, and neither the Existing Charter nor the New Charter contains any provision regarding the determination of a quorum.

Under both New Jersey Law and Delaware Law, each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided in the certificate of incorporation. Neither the Existing Charter nor the New Charter presently contains any contrary provision.

New Jersey Law provides for a uniform voting standard with respect to routine (e.g., amendments to a corporation’s bylaws and the adoption of stock option plans) and non-routine matters (e.g., approvals of mergers and of amendments to a certificate of incorporation). Under New Jersey Law, unless otherwise provided in a corporation’s certificate of incorporation, the affirmative vote of a majority of the votes cast in person or by proxy at a shareholders’ meeting and entitled to vote thereon will be sufficient to approve any action required to be approved by shareholders. In contrast, Delaware Law provides for two general voting standards. Under Delaware Law, unless otherwise provided in a corporation’s certificate of incorporation, the vote of a majority of those shares present in person or by proxy at a shareholders’ meeting and entitled to vote will suffice in order to approve routine matters. Non-routine matters, on the other hand, require the approval by the holders of a majority of the outstanding shares of capital stock entitled to vote on such matter. As a result, this could have the effect of delaying or discouraging a change of control transaction with the Company or any similar transaction involving an unsolicited takeover attempt. The Existing Charter and New Charter do not contain voting standards that differ from those provided generally under New Jersey Law and Delaware Law, respectively.

Proxies.    New Jersey Law and Delaware Law both provide that every shareholder entitled to vote at a meeting of shareholders or to express consent without a meeting may authorize another person to act for him by proxy. Under New Jersey Law, a proxy will not be valid after 11 months, unless a longer time is expressly provided in the proxy. On the other hand, a proxy will not be valid after three years under Delaware Law, unless the proxy expressly provides for a longer period. Under both New Jersey Law and Delaware Law, a proxy is irrevocable if it (i) states that it is irrevocable and (ii) is coupled with an interest. The Existing Bylaws and New Bylaws provide that shareholders may vote by proxy.

Right to Call Special Meeting.    Under New Jersey Law, special meetings of shareholders may be called by a corporation’s president or by its board, or by any shareholder, director, officer or other person as may be provided in the corporation’s bylaws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court, for good cause shown, may order that a special meeting be called and held by such holders and those shareholders present in person or by proxy will constitute a “quorum” (regardless of any requirement that the corporation’s certificate of incorporation might otherwise contain) for the transaction of the business designated in such court order. Delaware Law provides that special meetings may be called only by a corporation’s board or any person specifically authorized to do so by its certificate of incorporation or bylaws.

The Existing Bylaws and New Bylaws provide that special meetings of shareholders may be called for any purpose by the Company’s and PRI (DEL)’s respective president or board of directors and may not be held upon less than ten or more than 60 days’ prior written notice.

Actions without Meeting.    Under New Jersey Law, unless otherwise provided by the certificate of incorporation, any action required or permitted to be taken at a meeting of shareholders, other than any actions pertaining to annual elections of directors or a merger, consolidation or sale of substantially all assets, may be taken without a meeting and without prior notice, upon the written consent of holders of stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting. Actions by consent in respect of annual elections of directors or a merger, consolidation or sale of substantially all assets may be taken only by unanimous written consent. With respect to any action of shareholders required in connection with a merger, consolidation or sale of substantially all assets, the corporation also must provide advance notice to all shareholders not entitled to vote. The Existing Bylaws provide that shareholders may take any action, without a meeting, upon the written consent of the shareholders, as permitted by New Jersey Law. The Existing Charter does not contain any provision with respect to actions to be taken without a meeting and, therefore, such actions are permitted to be taken in accordance with New Jersey Law.

Under Delaware Law, unless otherwise provided in a corporation’s certificate of incorporation, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting and without prior notice upon the written consent of the holders of stock having not less than the minimum number of votes necessary to authorize such action at a meeting. While the removal and replacement of all sitting directors may be effected by a Delaware corporation without unanimous written consent, any election action designed to satisfy the annual meeting requirements of Delaware Law requires unanimous written consent. Unlike New Jersey Law, Delaware Law does not require advance notification to be given to shareholders on any actions to be taken by written consent, including those relating to the replacement of directors, mergers or similar transactions. In the event that a written consent is less than unanimous, Delaware Law requires that prompt subsequent notice be given to shareholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

Advance Notice Requirements for Shareholder Meetings; Waiver of Notice; Record Date.    Both New Jersey Law and Delaware Law require that written notice of the date, time, place and purpose (if a special meeting) of every meeting of shareholders must be given not less than ten nor more than 60 days before the date of the meeting to each shareholder of record. Under both New Jersey Law and Delaware Law, notice of a meeting need not be given to any shareholder who signs a waiver of such notice, whether before or after the meeting. In addition, attendance of a person at a meeting will constitute waiver of notice, except if such person attends the meeting solely to object at the beginning of such meeting. In addition, any shareholder who attends a meeting without protesting prior to its conclusion will be deemed to have waived notice of such meeting. The Existing Bylaws and the New Bylaws provide that any notice required to be given by the charter documents or applicable law may be waived in writing by any person entitled to notice, which may be executed on, before or after the date of the meeting.

New Jersey Law and Delaware Law each provides that the record date, for determining shareholders entitled to notice of, and to vote at, a shareholders’ meeting, may not be less than ten nor more than 60 days prior to such meeting. Both New Jersey Law and Delaware Law permit a corporation’s board of directors to determine the record date. New Jersey Law, however, provides that the board may fix the record date only if the record date is not fixed in the corporation’s bylaws. Under both New Jersey Law and Delaware Law, in the event no record date is fixed by the board, the record date for determining shareholders entitled to notice of, or to vote at, a shareholders’ meeting will be at the close of business on the day next preceding the day on which notice is given. Additionally, under both New Jersey Law and Delaware Law, the board may fix a new record date for determining shareholders entitled to notice of, and vote at, any adjourned meetings of the shareholders. The Existing Bylaws and New Bylaws do not contain a provision fixing the record dates of shareholders’ meetings of the Company and PRI (DEL), respectively.

Amendments to the Bylaws.    Under New Jersey Law, a corporation’s board of directors has power to adopt, amend or repeal bylaws, unless such power is expressly reserved to the shareholders in a corporation’s certificate of incorporation. Under New Jersey Law, the shareholders may amend or repeal any bylaws made by the board. Shareholders may also prescribe in bylaws adopted by them that any bylaw made by them may not be altered or repealed by the board. On the other hand, Delaware Law expressly grants the power to adopt, amend or repeal bylaws solely to the shareholders, unless such power is also granted to the directors in the certificate of incorporation. The Existing Bylaws, but not the Existing Charter, provide that any amendment to the Existing Bylaws may be made by the Company’s shareholders or the Board and that any bylaws adopted, amended or repealed by the shareholders may be amended or repealed by the Board, unless the resolution of the shareholders adopting such bylaws expressly reserves to the shareholders the right to amend or repeal them. The New Charter provides that the New Bylaws may be amended or repealed, or new bylaws adopted, by the board of directors and/or the shareholders, but that any bylaw adopted, amended or repealed by the board may be amended or repealed by the shareholders. The New Charter also provides that the affirmative vote of stockholders holding at least 66 2/3% of the outstanding shares of PRI (DEL) Stock will be required to amend or repeal such provision.

Other Differences in the Charter Documents.    In addition to the differences between the charter documents of the Company and PRI (DEL) described in this Proxy Statement, certain provisions of a technical nature contained in the Existing Charter have not been included in the New Charter because such provisions no longer apply to the Company.

Comparison of Certain Provisions of New Jersey Law and Delaware Law

Consideration for Shares.    New Jersey Law provides that shares may be issued for such consideration as shall be fixed by the board of directors or determined in accordance with a general formula and may not be issued for less than the minimum consideration authorized by the board, subject to any restrictions contained in the certificate of incorporation.

On the other hand, Delaware Law distinguishes between shares of capital stock that do and do not have a par value. Delaware Law provides that shares of stock with par value may be issued for any consideration having a value no less than the par value, as determined by the board or the shareholders, if the certificate of incorporation so provides. The board or the shareholders, if the certificate of incorporation so provides, may determine the consideration for shares issued without a par value.

Treasury Shares.    Under both New Jersey Law and Delaware Law, a corporation holding its own shares may not vote such shares at any shareholders’ meeting and such shares shall not be counted in determining the total number of outstanding shares for any reason.

Voluntary Dissolution.    New Jersey Law provides that a corporation may be voluntarily dissolved upon the recommendation of the board of directors that is subsequently approved at a meeting of the shareholders, at which meeting the dissolution is approved by the holders of a majority of the votes cast in respect of such transaction. A New Jersey corporation may also be dissolved upon the written consent of all shareholders entitled to vote on the dissolution. Delaware Law provides that a corporation may be dissolved upon the recommendation of the board of directors that is subsequently approved at a meeting of shareholders, at which meeting the dissolution is approved by the holders of a majority of the outstanding shares of stock entitled to vote in respect of such transaction. A Delaware corporation may be dissolved without action of the board only if all shareholders entitled to vote on the dissolution consent in writing thereto and file a certificate of dissolution with the Secretary of State of Delaware.

Involuntary Dissolution.    New Jersey Law provides that the New Jersey Superior Court may enter a judgment dissolving a corporation upon proof that the shareholders have failed to elect directors, the directors have failed to act on one or more substantial matters affecting the management of the corporation’s affairs or, in the case of corporations with 25 or less shareholders, the directors or officers have acted fraudulently or illegally, mismanaged the corporation or abused their authority. Under Delaware Law, the Delaware Court of Chancery may revoke or forfeit the certificate of incorporation of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchise.

Anti-takeover Provisions.    Under Chapter 10A of the New Jersey Law, commonly known as the New Jersey Shareholders Protection Act, which (unless otherwise provided in the certificate of incorporation) applies only to corporations having a class of voting stock registered or traded on a national securities exchange, a corporation may not engage in any business combination with any “interested stockholder” (as defined below) for a period of five years following the date such stockholder became an interested stockholder, unless the business combination (i) is approved by the corporation’s board of directors prior to the date that such stockholder became an interested stockholder, (ii) is approved by the affirmative vote of 66 2/3% or more of the outstanding voting stock not owned by the interested shareholder, at a shareholders’ meeting or (iii) satisfies certain conditions that protect the price received by shareholders for their shares of common stock. New Jersey Law defines an “interested stockholder” as any person that is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of a corporation’s voting stock or (ii) an affiliate (i.e., a person who directly or indirectly controls, is controlled by, or is under common control with, a specified person) or associate of the corporation and at any time within the five-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of a corporation’s voting stock. The Existing Charter does not contain any provision that relates to transactions with, or involving, “interested shareholders” of the Company.

Under New Jersey Law, business combinations include (i) any merger or consolidation, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets (x) having an aggregate market value equal to 10% or more of the aggregate market value of the assets or the outstanding stock of the corporation or (y) representing 10% or more of the earnings power or income of the corporation, (iii) the issuance or transfer of stock that has an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding stock of the corporation, (iv) the adoption of any plan or proposal for the liquidation or dissolution of the corporation pursuant to an agreement with an interested stockholder, (v) any reclassification of securities or recapitalization of the corporation proposed by an interested stockholder and (vi) any receipt by an interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial assistance.

A “beneficial owner” of stock, for purposes of New Jersey Law, generally means a person who, individually or with or through affiliates or associates, has the right (i) to acquire that stock pursuant to any agreement, arrangement or understanding or upon the exercise of conversion or exchange rights, warrants or options or otherwise or (ii) to vote that stock pursuant to any agreement, arrangement or understanding. An “associate,” for purposes of New Jersey Law, with respect to any person, is generally (x) any corporation or organization in which such person is an officer or partner or the beneficial owner of 10% or more of any class of voting stock, (y) any trust in which such person is a trustee or (z) any relative or spouse of such person.

Delaware Law prohibits a corporation from engaging in any business combination with any interested shareholder for a period of three years following the time that such shareholder became an interested shareholder, unless (a) the board approved the business combination prior to the shareholder becoming an interested shareholder, (b) upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the outstanding voting stock or (c) at or subsequent to such time, the business combination is approved by the board and authorized at a shareholders’ meeting by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested shareholder. This prohibition, however, does not apply to a Delaware corporation in certain circumstances. These circumstances include the following (i) if the original certificate of incorporation expressly elects not to be governed by Section 203 of the Delaware Law, (ii) if the corporation’s shareholders (by the affirmative vote of a majority of the shares entitled to vote) amend the certificate of incorporation or bylaws to elect not to be governed by such section, (iii) if, after giving effect to the business combination, the corporation does not have a class of voting stock (x) listed on a national securities exchange, (y) authorized for quotation on the NASDAQ Stock Market or (z) held of record by more than 2,000 shareholders, or (iv) if a shareholder inadvertently becomes an interested shareholder. The New Charter does not contain a provision under which PRI (DEL) expressly elects not to be governed by Section 203 of the Delaware Law. Accordingly, Section 203 will apply to PRI (DEL).

Delaware Law defines an “interested [shareholder]” as any person who owns 15% or more of the outstanding voting stock of a corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such shareholder is an interested shareholder. Any merger or consolidation of a Delaware corporation with an interested shareholder is deemed a business combination. Delaware Law does not deem a sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets representing 10% or more of the earnings power or income of the corporation to be a business combination, unlike New Jersey Law. On the other hand, Delaware does not require a market value threshold in respect of the issuance or transfer of stock, unlike New Jersey Law, which requires a market value equal to 5% or more of all the outstanding stock of the corporation. Delaware Law also considers certain other transactions to be deemed business combinations. In addition, under Delaware Law, any transaction (subject to certain exceptions) involving the corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock (or convertible securities) owned by an interested shareholder will be deemed a business combination.

Under corporate law developed in both New Jersey and Delaware, a board of directors may approve a shareholders’ rights plan without the need for shareholder approval. Shareholders’ rights plans are often adopted in order to deter, discourage or delay unsolicited takeover attempts. While the Company previously had a shareholders’ rights plan in effect, such plan expired and the Company no longer has such a plan. PRI (DEL) does not have a shareholders’ rights plan in effect and does not presently have an intention to adopt one.

Mergers, Consolidations, Acquisitions and Similar Transactions.    Both New Jersey Law and Delaware Law permit a corporation to combine with one or more other corporations or entities through a merger or consolidation, as well as acquire from another corporation or entity, or sell to such corporation or entity, assets or shares of capital stock. New Jersey Law provides generally that any merger, consolidation, sale of substantially all of a corporation’s assets and any acquisition that involves the issuance of additional voting shares, such that the number of additional voting shares issued exceeds 40% of the voting shares outstanding prior to the transaction, must be approved by the holders of a majority of the votes cast (or, if applicable, a majority of the votes cast by each class or series of shares) in respect of such transaction.

Under Delaware Law, any merger, consolidation or sale of substantially all of a corporation’s assets generally requires the approval of the holders of a majority of the outstanding shares entitled to vote on such transaction. However, Delaware Law does not require stockholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction. However, the rules of the NYSE require shareholder approval for acquisitions in which an amount equal to 20% or more of a corporation’s then outstanding common stock is to be issued to effectuate the transaction.

Amendments to Certificate of Incorporation.    Under New Jersey Law, an amendment to a corporation’s certificate of incorporation generally requires approval by the board and the affirmative vote of a majority of the votes cast by holders of shares on such amendment, unless a greater amount is required under the certificate of incorporation. Delaware Law requires that the board adopt a resolution that sets forth the amendment declaring its advisability, and that a corporation obtains the approval of the holders of a majority of its outstanding shares of common stock, unless a greater amount is required under the certificate of incorporation.

Annual Meetings of Shareholders.    New Jersey Law provides that an annual meeting of shareholders shall be held at such time as may be provided in the corporation’s bylaws or fixed by its board pursuant to authority granted in the bylaws. Upon an application by any shareholder, the New Jersey Superior Court may summarily order a meeting if the meeting is not held within 30 days of the date designated for such meeting or, if no date has been designated, for a period within 13 months after the organization of the corporation or its last annual meeting. Similarly, Delaware Law provides that an annual meeting shall be held at such time as may be provided in the corporation’s bylaws and permits, in addition to any shareholder, any director to apply to the Delaware Court of Chancery summarily to order a meeting not held within 30 days of the designated date or within 13 months after either the later of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Dissenters’/Appraisal Rights.    New Jersey Law provides that shareholders have the right to dissent and demand payment of the fair value of their shares in connection with the following corporate transactions (i) mergers (including short-form mergers) and consolidations and (ii) any sale, lease, exchange or other disposition of all or substantially all of the assets not in the ordinary course of business. However, a shareholder will not have any such right with respect to any merger (including short-form mergers) or consolidation if, unless otherwise provided in the certificate of incorporation, (a) the shares entitled to vote on such transaction are listed on a national securities exchange or are held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote or (b) the shareholder will receive (x) cash, (y) shares or other securities that will be listed on a national securities exchange or held of record by not less than 1,000 holders or (z) cash and such securities. The exception for securities listed on a national securities exchange in subsections (a) and (b) above, however, does not apply to securities listed on a national securities market (e.g., the NASDAQ Stock Market). With respect to any sale, lease, exchange or other disposition of all or substantially all of the assets not in the ordinary course, a shareholder will not, unless otherwise provided in the certificate of incorporation, have the right to dissent if (i) the shares entitled to vote on such transaction are listed on a national securities exchange or held of record by 1,000 or more holders or (ii) the shareholders will receive a distribution of the net assets upon the dissolution of the corporation within one year and the transaction provided for (x) cash, (y) shares or other securities that will be listed on a national securities exchange or held of record by not less than 1,000 holders or (z) cash and such securities. The Existing Charter does not contain any provision that addresses the appraisal rights of the Company’s shareholders.

Unlike New Jersey Law, Delaware Law grants appraisal rights to shareholders in the cases of mergers or consolidations only, and not in the case of any sale, lease, exchange or other disposition of all or substantially all of the assets. Under Delaware Law, any shareholder who complies with the provisions of Delaware Law is entitled to an appraisal by the Delaware Court of Chancery of the fair value of such shareholder’s shares in connection with a merger or consolidation unless such shares were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (the “NASD”) or (ii) held of record by more than 2,000 holders. However, notwithstanding the immediately preceding sentence, under Delaware Law, if the shareholders of a corporation are required to take consideration of any kind other than (a) shares of capital stock of the corporation surviving the merger, (b) shares of stock of any other corporation and that stock is listed either on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, (c) cash in lieu of fractional shares or (d) any combination of the types of consideration described in clauses (a) through (c) above, the shareholders will be entitled to appraisal rights. In addition, a shareholder will not have any such appraisal right if the merger did not require the approval of such shareholder and his/her shares will be shares of the surviving corporation in accordance with Delaware Law. Unlike New Jersey Law, Delaware Law provides shareholders with the right to seek an appraisal of their shares in a short-form merger, even if they would receive cash, publicly-traded shares or shares in the surviving corporation. Delaware Law provides that a corporation may provide in its certificate of incorporation that appraisal rights will be available for the shares of any class or series of stock as a result of (i) an amendment to the certificate of incorporation, (ii) any merger or consolidation involving the corporation or (iii) the sale of all or substantially all of the assets of the corporation. The New Charter does not contain any provision that addresses the appraisal rights of PRI (DEL)’s shareholders.

Repurchase of Stock.    New Jersey Law prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity shares outstanding, (iii) the repurchase or redemption price exceeded any price specified in the securities acquired or (iv) such repurchase or redemption is contrary to any restrictions contained in the certificate of incorporation.

Delaware Law prohibits a corporation from purchasing or redeeming its shares if (i) the capital of the corporation is, or after giving effect to the purchase or redemption would be, impaired, unless such shares provide, by their terms, for such purchase or redemption, (ii) the purchase price exceeded any price specified in the securities acquired or (iii) such purchase or redemption is otherwise not in accordance with Delaware Law.

Inspection of Books and Records.    Under New Jersey Law, a shareholder of record for at least six months immediately preceding such shareholder’s demand or any holder (or a person authorized on behalf of such holder) of 5% or more of the outstanding shares of any class or series has the right, upon at least five days’

written demand, to examine, and make copies of, the corporation’s books and records (including a list of the shareholders) for any proper purpose. Delaware Law permits any record shareholder, upon written demand under oath, stating the purpose therefor, to inspect the corporation’s books and records (including a list of shareholders) for any “proper” purpose. Delaware Law also permits any director to examine the corporation’s stock ledger, list of shareholders and its books and records for any purpose reasonably related to his/her position as a director.

Liability of Shareholders.    Under both New Jersey Law and Delaware Law, a holder of, or subscriber for, shares of a corporation is under no obligation to the corporation or its creditors to pay for such shares other than the obligation to pay to the corporation the unpaid portion of the consideration for which such shares were issued or to be issued.

Loans to Directors and Officers.    New Jersey Law permits a corporation to lend money to, guarantee any obligation of, or otherwise assist any director, officer or employee of the corporation or any subsidiary if the board believes any such loan, guarantee or assistance may reasonably be expected to benefit the corporation. Any director who votes for or concurs in any such action, however, will be jointly and severally liable to the corporation for the benefit of its creditors and/or shareholders, to the extent they are damaged by such action, if such action was not made in accordance with New Jersey Law.

Delaware Law permits a corporation to lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any subsidiary, including any such officer or employee who is a director of the corporation or its subsidiary, if the board believes such loan, guarantee or assistance may reasonably be expected to benefit the corporation. Unlike New Jersey Law, Delaware Law does not expressly provide that a corporation may lend money to, guarantee any obligation of, or otherwise assist a non-employee director of the corporation.

Notwithstanding New Jersey Law and Delaware Law, Section 402 of the Sarbanes-Oxley Act prohibits public companies from making, maintaining or arranging for personal loans to their executive officers and directors, subject to certain limited exceptions, including “grandfathered loans” that existed prior to July 30, 2002 so long as no material modification to any term or renewal of those loans later occurs.

Securities Law Consequences

The shares of PRI (DEL) Stock to be issued in the Reincorporation do not need to be registered under the Securities Act of 1933, as amended (the “1933 Act”). In this regard, the Company is relying on Rule 145(a)(2) under the 1933 Act, which provides, in relevant part, that a merger designed solely to effect a change in the domicile of a corporation does not involve a sale of securities for purposes of the 1933 Act, and on interpretations of Rule 145(a)(2) by the Commission, which indicate that the Rule also applies if other changes are made to a corporation as long as such changes are of a limited nature and not material.

Based on the application of past guidance provided by the Commission, the Reincorporation should have no effect on PRI (DEL)’s status and its ability to use Forms S-2, S-3, S-4 and S-8 under the 1933 Act, as well as other reports required or permitted to be filed under the 1933 Act and the Exchange Act. PRI (DEL) should be able to include the prior reporting activities of the Company for purposes of determining whether PRI (DEL) has complied with the requirements of the 1933 Act and the Exchange Act. Accordingly, the filings of the Company and its directors and officers made prior to the consummation of the Reincorporation should be deemed to be the filings of PRI (DEL) and its directors and officers following the Reincorporation. The Reincorporation will not, in and of itself, trigger any filing obligations (or rights to profit recovery) under Section 16 of the Exchange Act for directors, officers and more than 10% holders of PRI (DEL), and any transactions (including those involving shareholder approvals) between the Company and its officers and directors pursuant to Rule 16b-3 of the Exchange Act should carry over to PRI (DEL). All forms and reports to be filed by PRI (DEL) with the Commission following the Reincorporation, if approved, will reflect the change in the Company’s state of incorporation from New Jersey to Delaware.

Regulatory Approvals and Third-Party Consents

No federal or state regulatory approvals are required to effect the Reincorporation. Under the Loan and Security Agreement entered into by General Electric Capital Corporation and the Company in December 1996, as amended, the Company is required to obtain the written consent of General Electric Capital Corporation prior to effecting the Reincorporation. The Company does not anticipate any difficulty in obtaining such consent.

Filings with the Food and Drug Administration and Other Authorities

The Company will not be required to report the change in its state of incorporation to the U.S. Food and Drug Administration or the Drug Enforcement Administration. The Company will be required to notify in writing certain states in which the Company currently holds licenses, permits or some other form of registration as a wholesaler, distributor and/or manufacturer of drugs, dangerous substances and/or controlled substances.

Accounting Treatment

In accordance with U.S. generally accepted accounting principles, the Company expects that, following the Reincorporation, the assets and liabilities of the Company will be carried forward at their recorded historical book values.

Federal Income Tax Consequences of the Reincorporation

The Company will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Reincorporation. However, the Company has received an opinion from its counsel, Kirkpatrick & Lockhart LLP, that the merger will constitute a reorganization under Section 368 of the Code. Consequently, owners of Common Stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their Common Stock into shares of PRI (DEL) Stock. For federal income tax purposes, a shareholder’s aggregate basis in the shares of the PRI (DEL) Stock received pursuant to the Reincorporation will equal such shareholder’s aggregate basis in his or her shares of Common Stock, and such shareholder’s holding period for the PRI (DEL) Stock received will include his or her holding period in the Common Stock, so long as such Common Stock constitutes a capital asset in the hands of the shareholder at the time of the Reincorporation.

Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to PRI (DEL) pursuant to the Merger Agreement. In addition, PRI (DEL) will succeed to and take into account the earnings and profits, accounting methods and other tax attributes of the Company specified in Section 381(c) of the Code.

Holders of Common Stock should consult their own tax advisors as to the application and effect of federal, state, local and foreign income and other tax laws to the conversion of their Common Stock into shares of PRI (DEL) Stock pursuant to the Merger Agreement.

Costs

Other than the costs and fees associated with preparing and distributing this Proxy Statement and submitting filings required under NYSE rules, the Company will not incur any material costs in connection with effecting the Reincorporation.

No Dissenters’ Rights

The Company’s shareholders have no right to dissent under New Jersey Law in connection with the Reincorporation.

Approval

Assuming a quorum is present at the Meeting, the proposal to approve the Reincorporation (and the Merger Agreement) will be adopted upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

The Board unanimously recommends a vote “FOR” the approval and adoption of Proposal II.

PROPOSAL III

APPROVAL AND ADOPTION OF AMENDMENTS

TO THE 2001 PERFORMANCE EQUITY PLAN TO

INCREASE THE NUMBER OF SHARES COVERED FROM

4,000,000 TO 5,500,000, LIMIT THE NUMBER OF SHARES WITH RESPECT TO WHICH

AWARDS MAY BE GRANTED TO ANY PERSON IN A CALENDAR YEAR TO 600,000 AND

PROVIDE FOR AWARDS OF SHARES OF RESTRICTED COMMON STOCK

General

In January and May 2003, the Board adopted, subject to shareholder approval at the Meeting, amendments to the 2001 Plan providing for an increase in the number of shares of Common Stock reserved for issuance under the 2001 Plan from 4,000,000 to 5,500,000, reducing the limit on the number of shares with respect to which stock options and shares of restricted Common Stock (“Restricted Stock”) may be granted to any person in a calendar year to 600,000, allowing stock options and other awards to be delivered electronically and providing for awards of Restricted Stock (the “Amended 2001 Plan”).

The Board believes that it is necessary to increase the aggregate number of shares available under the 2001 Plan in order to continue to attract and retain personnel of high caliber, provide increased incentive for officers and key employees and promote the well-being of the Company. The Board believes that it is in the best interests of the Company and its shareholders to continue to provide officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries, through the granting of stock options and Restricted Stock, the opportunity to participate in the value and/or appreciation of the Common Stock. In addition, the Company believes that in connection with any acquisition it may make, the opportunity for key employees of an acquired company to participate in the 2001 Plan would provide such employees additional incentive to remain with the Company following an acquisition. Principally for the reasons outlined in this paragraph, the Company increased the number of shares of Common Stock reserved for issuance under the 2001 Plan from 2,500,000 to 4,000,000 at the Company’s 2002 Annual Meeting of Shareholders. As of May [8], 2003, options covering 3,769,005 shares of Common Stock have been granted under the 2001 Plan. Presently, awards of Restricted Stock are not authorized under the 2001 Plan.

The Board also believes, however, that the individual limit on the number of shares with respect to which stock options may be granted to any person in a calendar year should be reduced to 600,000 shares. The maximum number of shares of Common Stock permitted to be awarded to any person in any calendar year under the 2001 Plan is the aggregate number of shares available under the 2001 Plan. Subject to shareholder approval at the Meeting, the 2001 Plan is being amended to provide that no more than 600,000 shares of Common Stock may be subject to awards granted to any person in a calendar year. This change would not affect the Amended 2001 Plan’s aggregate limit of 5,500,000 shares. Through the date hereof, no person has been granted options covering more than 600,000 shares of Common Stock in any calendar year. The 2001 Plan is also being amended to (i) provide for awards of Restricted Stock, in addition to stock options, in order to expand the types of awards that may be granted under the Plan, (ii) allow stock options and other awards to be delivered electronically and (iii) reflect a technical change in the definition of Change of Control (as such term is defined in the Plan). See “—Other Terms and Conditions” below.

Other than the changes to the 2001 Plan outlined above, the terms of the Amended 2001 Plan are substantially identical to the existing 2001 Plan. The following summary of the Amended 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Amended 2001 Plan attached to this Proxy Statement as Appendix D.

Summary of the Plan

The Amended 2001 Plan authorizes the granting of incentive awards of up to 5,500,000 shares of Common Stock, subject to adjustment as described below. Incentive awards may be in the form of stock options and

Restricted Stock as described below. The shares available for incentive awards will be made available from either authorized and unissued shares or shares to be repurchased or otherwise acquired by the Company. Unless terminated earlier, the Amended 2001 Plan will expire at the close of business on July 12, 2011. Under the Amended 2001 Plan, no person may be granted options and/or shares of Restricted Stock covering, in the aggregate, more than 600,000 shares of Common Stock in any calendar year. Officers, key employees, prospective employees, independent agents and consultants of the Company and its subsidiaries will be eligible to receive incentive awards. On May 8, 2003, the closing price of the Common Stock on the NYSE was $39.24. After this Proposal III is approved, the Company will list the additional 1,500,000 shares of Common Stock, to be issued upon the exercise of newly-authorized stock options and/or upon grants of Restricted Stock, with the NYSE and will file with the Commission a registration statement on Form S-8 covering the exercise of options and the resale of shares of Restricted Stock.

The Amended 2001 Plan will be administered by the Compensation Committee, which will determine the people to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the Amended 2001 Plan.

Types of Incentive Awards

Incentive and Nonqualified Options.    The Amended 2001 Plan provides both for “incentive stock options,” as defined in Section 422 of the Code (“Incentive Options”), and for options not qualifying as Incentive Options (“Nonqualified Options”). The Compensation Committee shall determine the eligible persons to whom any of such Options may be granted (“Eligible Persons”).

Pursuant to the Amended 2001 Plan, the Compensation Committee shall determine the exercise price for each share issuable in connection with an Incentive Option or a Nonqualified Option (collectively referred to as “Options”) and, pursuant to the Plan, the exercise price of an Option shall in all cases not be less than 100% of the fair market value of Common Stock on the date the Option is granted to an Eligible Person (or, in the case of Incentive Options granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations that the Compensation Committee may impose, in Common Stock (or a combination of cash and Common Stock). The payment of the exercise price may also be made, in the discretion of the Company, by delivering an executed irrevocable option exercise form to the Company together with irrevocable instructions to a broker-dealer to sell or margin a portion of the Eligible Person’s shares of Common Stock sufficient to pay the exercise price in full, and deliver the sale or margin loan proceeds directly to the Company.

The Compensation Committee shall determine when Options may be exercised, which in no event shall be more than ten years (or, in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not more than five years) from the date of grant, and the manner in which each Option will become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will, the laws of descent and distribution or pursuant to any applicable terms of the agreement governing such Options.

Restricted Stock Awards.    Under the Amended 2001 Plan, the Compensation Committee may award shares of Restricted Stock. Restricted Stock may be issued either alone or in addition to other awards granted under the Amended 2001 Plan. The Compensation Committee will determine the eligible persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

Other Terms and Conditions

Agreements; Transferability.    Options and Restricted Stock granted under the Amended 2001 Plan are to be evidenced by agreements consistent with such Plan in such form as the Compensation Committee may prescribe. Neither the Amended 2001 Plan nor, if applicable, agreements thereunder confer any right to continued employment upon any holder of an Option or Restricted Stock. Upon the termination of the employment of a holder of an Option or Restricted Stock for any reason, other than cause, the Compensation Committee may accelerate the vesting of all, or any portion of, the securities underlying the Option, and remove all restrictions contained in Restricted Stock awards. Further, all agreements will provide that the right to exercise Options, and the shares of stock subject to Restricted Stock awards, may not be transferred except by will, the laws of descent and distribution or pursuant to the express provisions of the applicable agreement.

Change of Control Provisions.    In the event of a “change of control” (as defined in the Amended 2001 Plan) of the Company, unless a particular award agreement specifically provides otherwise, all outstanding Options shall immediately become exercisable in full and all restrictions contained in Restricted Stock awards shall cease to be of any further force and effect. The 2001 Plan expressly excluded as an event deemed to be a “change of control,” any increase by Lipha Americas, Inc. in its ownership of shares of Common Stock. The Amended 2001 Plan does not contain this provision because Lipha Americas, Inc. has since sold its shares of Common Stock.

Forfeiture Following Termination of Employment.    If, in the determination of the Compensation Committee, the holder of an award, following the termination of his or her employment, engages in conduct that breaches his or her loyalty to the Company, is in material competition with the Company, or is materially injurious to the Company, the Amended 2001 Plan provides for certain forfeiture provisions whereby the holder of such award would forfeit such award or the proceeds derived therefrom.

Amendments and Termination.    The Board may at any time, and from time to time, amend any of the provisions of the Amended 2001 Plan, and may at any time suspend or terminate the Amended 2001 Plan. However, no amendment shall be effective unless and until it has been duly approved by holders of the requisite number of outstanding shares of Common Stock if (i) it increases the aggregate number of shares of Common Stock that may be issued pursuant to the Amended 2001 Plan (except as described under the caption “—Adjustment” below), or (ii) the failure to obtain such approval would adversely affect compliance of the Amended 2001 Plan with the requirements of any applicable law, rule or regulation. The Compensation Committee may amend the terms of any Option, Restricted Stock award or other award theretofore granted under the Amended 2001 Plan. However, subject to the adjustments described below, no such amendment may be made by the Compensation Committee that impairs in any material respect the rights of a participant without such participant’s consent. In addition, the Board has adopted an amendment to the 2001 Plan providing that the exercise price of any Option granted may not, under any circumstances, be repriced or otherwise adjusted to effect, directly or indirectly, a repricing of such Option.

Adjustment.    In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent that is credited to a Amended 2001 Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Amended 2001 Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options granted under the Amended 2001 Plan, and in the number of shares subject to Restricted Stock awards and other outstanding awards granted under the Amended 2001 Plan as may be determined to be appropriate by the Compensation Committee in order to prevent any dilution or enlargement of rights.

Certain Federal Income Tax Consequences of the Amended 2001 Plan

The following is a brief summary of the federal income tax consequences of awards to be made under the Amended 2001 Plan based upon the Code and other statutes, regulations and interpretations as in effect on the date hereof. This summary is not intended to be comprehensive or all-inclusive, and does not describe any state, local, estate or other tax consequences.

1.    Incentive Options.    The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

Subject to certain exceptions for death or disability, if an Incentive Option is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a nonqualified stock option. See “Nonqualified Options” below.

2.    Nonqualified Options.    Except as noted below, with respect to Nonqualified Options (i) upon grant of the Option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares of Common Stock, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

3.    Restricted Stock.    A participant who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture or is transferable, over the consideration paid for the Restricted Stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonable) equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which or with which ends the taxable year of the participant in which such income is included as gross income. In addition, if the Restricted Stock was granted pursuant to an agreement entered into after February 17, 1993 (or an agreement entered into on or before February 17, 1993, which was materially modified after such date), the Company’s ability to claim a compensation deduction may be limited by Section 162(m) of the Code which limits the amount a corporation can deduct as compensation with respect to certain key executives to $1 million per year.

Approval

Assuming a quorum is present at the Meeting, the proposal to approve the Amended 2001 Plan will be adopted upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

The Board unanimously recommends a vote “FOR” the approval and adoption of Proposal III.

PROPOSAL IV

APPROVAL AND ADOPTION OF AMENDMENT AND RESTATEMENT OF THE 1997

DIRECTORS’ STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES COVERED

FROM 450,000 TO 650,000, EXTEND THE EXPIRATION DATE FROM OCTOBER 28, 2007 TO

OCTOBER 28, 2013 AND PROVIDE FOR AWARDS OF SHARES OF RESTRICTED COMMON STOCK

General

In February and May 2003, the Board adopted, subject to shareholder approval at the Meeting, an Amended and Restated Directors’ Stock Option Plan (the “Amended Directors’ Plan”) providing for an increase in the number of shares of Common Stock reserved for issuance under the 1997 Directors’ Stock Option Plan (the “Directors’ Plan”) from 450,000 to 650,000, extending the expiration date of the Plan from October 28, 2007 to October 28, 2013 and providing for awards of shares of restricted Common Stock (“Restricted Stock”).

The Board believes that it is important to increase the aggregate number of shares available under the Directors’ Plan in order to advance the interests of the Company by affording directors an opportunity to acquire, maintain and increase their ownership interests in the Company, thereby encouraging continued directorship service to the Company and helping to achieve its strategic objectives. The Board believes that it is in the best interests of the Company and its shareholders to continue to provide directors of the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation of the Common Stock. As of December 31, 2002, options covering 423,000 shares of Common Stock had been granted under the Directors’ Plan and options covering 27,000 shares of Common Stock were available for future grant. The Board subsequently granted options covering an additional 40,000 shares of Common Stock to directors in January 2003, 13,000 of which are subject to the approval of this Proposal IV.

The Directors’ Plan is also being amended to provide for awards of Restricted Stock, in addition to stock options, in order to expand the types of awards that may be granted to directors under the Plan. The Amended Directors’ Plan will be administered by the Board, which will have the authority, in its sole discretion, to adjust (i) the amount of individual awards granted to directors annually and (ii) the type of such awards by providing for the issuance of shares of Restricted Stock in addition to, or in substitution for, stock options.

Other than the changes to the Directors’ Plan outlined above, the terms of the Amended Directors’ Plan are substantially identical to the existing Directors’ Plan. The following summary of the Amended Directors’ Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Amended Directors’ Plan attached to this Proxy Statement as Appendix E.

Summary of the Plan

The Amended Directors’ Plan authorizes the granting of stock options and shares of Restricted Stock covering up to 650,000 shares of Common Stock. Options and/or shares of Restricted Stock under the Amended Directors’ Plan may be granted only to directors of the Company who are not employees of the Company or otherwise eligible to receive options and/or Restricted Stock under any other plan adopted by the Company (each, an “Eligible Director”). Options granted under the Amended Directors’ Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Amended Directors’ Plan provides for the automatic annual grant of stock options and/or shares of Restricted Stock covering 10,000 shares of Common Stock to each Eligible Director on the date of such director’s initial election to the Board and on the earlier to occur of the following: (i) the date (if any) in January of each year on which the first meeting of the Compensation Committee occurs or (ii) the last business day of January of such fiscal year (the “Date of Grant”). The Amended Directors’ Plan provides for a different method for determining the Date of Grant than the Directors’ Plan and increases, to 10,000 (subject to any future adjustment by the Board), the number of option grants and/or shares of Restricted Stock annually provided to Eligible Directors. See “—Compensation of Directors” under Proposal I above. No Eligible Director may receive more than one such automatic grant in any given year.

Any option granted under the Amended Directors’ Plan will become exercisable in full on the first anniversary of the Date of Grant so long as the Eligible Director has not been removed for “cause” as a member of the Board. The exercise price of any option granted under the Amended Directors’ Plan shall not be less than 100% of the fair market value of Common Stock on the date that the option is granted to the Eligible Director. To the extent options granted under the Amended Directors’ Plan become exercisable, such options will remain exercisable until the tenth anniversary of the Date of Grant, regardless of whether the Eligible Director continues to serve as a member of the Board.

Under the Amended Directors’ Plan, the Board may award shares of Restricted Stock. Restricted Stock may be issued alone or in addition to other awards granted under the Amended Directors’ Plan. The Board will determine the eligible persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

Pursuant to its terms, the Amended Directors’ Plan will terminate on October 28, 2013, and no options may be granted after that date. The provisions of the Amended Directors’ Plan will, however, continue to govern all options previously granted, until their exercise, expiration or cancellation.

If this Proposal IV is approved, the Company will list the additional 200,000 shares of Common Stock, to be issued upon the exercise of newly-authorized stock options and/or upon grants of shares of Restricted Stock, with the NYSE and will file with the Commission a registration statement on Form S-8 covering the exercise of options and the resale of shares of Restricted Stock.

Other Terms and Conditions

Agreements; Transferability.    Options and Restricted Stock granted under the Amended Directors’ Plan are to be evidenced by agreements consistent with such Plan in such form as the Board may prescribe. Options and the shares of stock subject to Restricted Stock awards may not be transferred except by will, the laws of descent and distribution or pursuant to any applicable provisions of the agreements.

Amendments and Termination.    The Board may at any time, and from time to time, amend any of the provisions of the Amended Directors’ Plan, and may at any time terminate the Amended Directors’ Plan. However, subject to any adjustments made as described in this Proposal IV, no such amendment may be made by the Board that impairs in any material respect the rights of a participant without such participant’s consent.

Adjustment.    In the event of any merger, reorganization, consolidation, recapitalization, dividend, Common Stock split, or other change in corporate structure affecting the Common Stock, the rights under outstanding options and the number of shares subject to Restricted Stock awards granted under the Amended Directors’ Plan are to be adjusted appropriately.

Certain Federal Income Tax Consequences of the Amended Directors’ Plan

The following is a brief summary of certain federal income tax consequences of stock options and shares of Restricted Stock granted under the Amended Directors’ Plan based upon the Code and other statutes, regulations and interpretations as in effect on the date hereof. This summary is not intended to be comprehensive or all-inclusive, and does not describe any state, local, estate or other tax consequences.

Any option granted under the Amended Directors’ Plan is not intended to qualify as an “incentive stock option,” as that term is defined in Section 422 of the Code. Neither the option holder nor the Company will incur any federal income tax consequences upon the grant of an option under the Amended Directors’ Plan.

Except as noted below, (i) upon the grant of an option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable federal income tax withholding and/or information reporting requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares of Common Stock, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

A director who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture or is transferable, over the consideration paid for the Restricted Stock. However, a director may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock.

Approval

Assuming a quorum is present at the Meeting, the proposal to approve the Amended Directors’ Plan will be adopted upon the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting.

The Board unanimously recommends a vote “FOR” the approval and adoption of Proposal IV.

INDEPENDENT AUDITORS

Pursuant to the recommendation of the Audit Committee, the Board has selected and retained the firm of Deloitte & Touche LLP to act as independent auditors for the Company for the fiscal year ending December 31, 2003. The Audit Committee considered, among other matters, Deloitte & Touche’s LLP’s independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Arthur Andersen LLP, which had been retained as the Company’s independent auditors for more than the prior two fiscal years, was dismissed on May 1, 2002. Representatives of Arthur Andersen LLP (the Company’s independent auditor for fiscal year 2001 and the fiscal quarter ended March 31, 2002) will not be present at the Meeting. However, representatives of Deloitte & Touche LLP (the Company’s independent auditor for fiscal years 2002 and 2003) are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions. For the fiscal years ended December 31, 2000 and December 31, 2001, Arthur Andersen LLP’s reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, and its review through the fiscal quarter ended March 31, 2002, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedures that, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in its reports.

During the fiscal years ended December 31, 2000 and December 31, 2001 (and through the fiscal quarter ended March 31, 2002), with respect to the Board’s decision to dismiss Arthur Andersen LLP, the Company did not consult Deloitte & Touche LLP regarding the application of accounting principles for a specified transaction, completed or proposed, or the type of audit opinion that might be reflected on the Company’s financial statements or on any similar matter.

OTHER MATTERS

At the date of this Proxy Statement, the Board has no knowledge of any business that will be presented for consideration at the Meeting, other than as described herein. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies that they receive in respect of such matters in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

In accordance with the Company’s Bylaws and Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its shareholders that it had not received by April 16, 2003 notice of any other proposed matter to be submitted for shareholder vote at the Meeting, and, therefore, any proxies received in respect of the Meeting will be voted in the discretion of the Company’s management on other matters that may properly come before the Meeting.

Any proposal that is intended to be presented by any shareholder for action at the 2004 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company, at One Ram Ridge Road, Spring Valley, NY 10977, not later than April 15, 2004 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders. Advance notice of shareholder nominations for the election of directors and of business to be brought by the shareholders before such meeting, must be given in the manner provided by the Existing Bylaws (or if the Reincorporation is approved, by the New Bylaws).

The Company further notifies its shareholders that if the Company does not receive notice by March 26, 2004 of a proposed matter to be submitted for shareholders’ vote at the 2004 Annual Meeting of Shareholders, proxies held by members of the Company’s management for such meeting may be voted, at the discretion of such management members, on matters that properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such meeting.

By Order of the Board of Directors

DENNIS J. O’CONNOR

Secretary

Dated: May 13, 2003

Appendix A

AGREEMENT AND PLAN OF MERGER

Agreement and Plan of Merger, dated as of May 12, 2003, by and between Pharmaceutical Resources, Inc., a New Jersey corporation (the “Company”), and Pharmaceutical Resources, Inc., a wholly-owned Delaware subsidiary of the Company newly-formed solely for the purpose of reincorporating the Company in the State of Delaware (“PRI (DEL)”).

The Company owns all of the issued and outstanding shares of capital stock of PRI (DEL). In consideration of the mutual promises, covenants and agreements contained herein, the Company and PRI (DEL), intending to be legally bound, hereby agree as set forth below.

1.    Merger of the Company with and into PRI (DEL).    At the Effective Time, as defined in Section 5 of this Agreement and Plan of Merger, (a) the Company shall merge with and into PRI (DEL), (b) the separate existence of the Company shall cease to exist and (c) PRI (DEL) shall be the surviving corporation in the merger (the “Surviving Corporation”) and shall continue its existence under Delaware law (the “Merger”).

2.    Certificate of Incorporation and Bylaws of the Surviving Corporation.    The Certificate of Incorporation and Bylaws of PRI (DEL) at the Effective Time shall become the Certificate of Incorporation and Bylaws of the Surviving Corporation, respectively, subject to any future amendments or deletions thereto in accordance with applicable law.

3.    Directors and Officers of the Surviving Corporation.    The directors and officers of PRI (DEL) at the Effective Time shall continue without change and shall become the respective directors and officers of the Surviving Corporation, who shall serve in accordance with applicable law and until their respective successors are duly qualified and elected.

4.    Cancellation, Conversion and Continuance of Shares.

(a)  PRI (DEL) Shares.    At the Effective Time, all shares of capital stock of PRI (DEL) owned by the Company immediately prior to the consummation of the Merger shall be cancelled.

(b)  Company Shares.    Each issued and outstanding share, and each share then held in the treasury, of the common stock of the Company shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted at the Effective Time into one share of common stock of PRI (DEL). The terms and conditions of each stock option and warrant to purchase shares of the Company’s common stock outstanding immediately prior to the consummation of the Merger shall remain the same, except that such option or warrant shall be an option or warrant, as the case may be, to purchase shares of PRI (DEL) common stock.

The consummation of the Merger shall not be deemed a transaction that constitutes a “change of control,” as such term is defined in the stock option plans or agreements of the Company under which options to purchase shares of its common stock have been granted. Accordingly, the terms of outstanding stock options of the Company shall not be affected as a result of the Merger.

It will not be necessary for shareholders of the Company to exchange their existing stock certificates representing shares of common stock of the Company for stock certificates representing shares of PRI (DEL) common stock. In the event, however, such shareholders decide to effect such an exchange, they shall receive shares of PRI (DEL) common stock possessing, subject to differences in applicable law, the same general rights as the common stock of the Company.

5.    Approval, Filing and Effective Time.    This Agreement and Plan of Merger shall be adopted and approved by the Company and PRI (DEL) in the manner required by the Delaware General Corporation Law, as amended (the “DGCL”), and the New Jersey Business Corporation Act, as amended (the “NJBCA”). After this

Agreement and Plan of Merger has been adopted and approved, and so long as it has not been terminated pursuant to Section 6 hereof, the Company and PRI (DEL), upon obtaining the requisite Company shareholder approval under the NJBCA, shall file a certificate of merger with the Secretary of State of New Jersey and a certificate of ownership and merger with the Secretary of State of the State of Delaware. The Merger shall become effective upon the later of the filing of such certificates with the Secretary of State of New Jersey and the Secretary of State of Delaware (the “Effective Time”).

6.    Amendment; Termination.    This Agreement and Plan of Merger may be amended or terminated at any time prior to the Effective Time by action of the Board of Directors of both the Company and PRI (DEL), except as otherwise prohibited by the NJBCA or the DGCL, notwithstanding the adoption or approval contemplated by Section 5 hereof.

7.    Further Assurances.    From time to time, as and when required by the Surviving Corporation or its successors or assigns, there shall be executed and delivered on behalf of the Company such documents and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary to: (i) cause the Surviving Corporation to have its common stock registered with the Securities and Exchange Commission under Section 12(b) of the Securities Exchange Act of 1934, as amended, and to have its common stock listed on the New York Stock Exchange, (ii) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and (iii) otherwise carry out the purposes of this Agreement and Plan of Merger. The executive officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

8.    Service of Process; Appointment of Agent.    The Surviving Corporation hereby agrees that it may be sued in the State of New Jersey for any prior obligation of the Company, any prior obligation of any constituent foreign corporation qualified under Section 14A:13-4 of the NJBCA, and any obligations hereafter incurred by the Surviving Corporation, so long as any liability remains outstanding against the Company in the State of New Jersey, and it hereby irrevocably appoints the Secretary of State of New Jersey as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company and PRI (DEL) have executed this Agreement and Plan of Merger as of the day and year first above written.

PHARMACEUTICAL RESOURCES, INC.
(A New Jersey corporation)

By:	/s/ DENNIS J. O’CONNOR

	Name:	Dennis J. O’Connor
	Title:	Vice President, CFO and Secretary

PHARMACEUTICAL RESOURCES, INC.
(A Delaware corporation)

By:	/s/ JOSEPH SCHOTT

	Name:	Joseph Schott
	Title:	Assistant Secretary

Appendix B

Certificate of Incorporation

of

PHARMACEUTICAL RESOURCES, INC.

FIRST:    The name of the corporation is Pharmaceutical Resources, Inc. (the “Corporation”).

SECOND:    The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware Code”).

FOURTH:    (A)  The total number of shares of capital stock that the Corporation shall have authority to issue is 96,000,000, of which 90,000,000 shall be shares of common stock having a par value of $0.01 per share (the “Common Stock”) and 6,000,000 shares shall be shares of preferred stock having a par value of $0.0001 per share (the “Preferred Stock”).

(B)  The Preferred Stock may be issued in one or more classes or series. The board of directors of the Corporation (the “Board”) is hereby authorized to issue, in its sole discretion, the shares of Preferred Stock in such class or series and to fix, from time to time, before their issuance, the number of shares to be included in any class or series and the designation, relative rights, preferences and limitations of all shares of such class or series. The authority of the Board with respect to each class or series of the Preferred Stock shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

(i)  The number of shares of any class or series and the designation to distinguish the shares of such class or series from the shares of all other classes or series;

(ii)  The voting powers, if any, and whether such voting powers are full or limited in such class or series;

(iii)  The redemption provisions, if any, applicable to such class or series, including the redemption price or prices to be paid;

(iv)  Whether dividends, if any, shall be cumulative or non-cumulative, the dividend rate or rates of such class or series and the manner of determining the same, and the dates and preferences of dividends on such class or series;

(v)  The rights of such class or series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(vi)  The provisions, if any, pursuant to which the shares of such class or series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or of any other class or classes of shares, or any other security, of the Corporation or any other corporation or entity, and the price or prices or the rates of exchange applicable thereto;

(vii)  The rights, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or entity;

(viii)  The provisions, if any, of a sinking fund applicable to such class or series; and

(ix)  Any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations or restrictions thereof,

all as shall be determined from time to time by the Board and shall be stated in said resolution or resolutions providing for the issuance of such Preferred Stock.

(C)  Except as may be provided in this Certificate of Incorporation, by the Board in a Preferred Stock designation or by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

(D)  The Corporation shall be entitled to treat the person in whose name any share of its capital stock is registered as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

FIFTH:    The name and mailing address of the incorporator are Marian E. Gustafson, c/o Kirkpatrick & Lockhart LLP, 599 Lexington Avenue, New York, NY 10022-6030.

SIXTH:    (A)  The Board shall have the power to adopt, amend and repeal the By-laws of the Corporation. The stockholders entitled to vote in the election of directors may adopt additional By-laws and may amend or repeal any By-law adopted by the Board.

(B)  Subject to the rights of the holders of any class or series of capital stock having a preference over the Common Stock as to dividends and/or upon liquidation, the number of directors that shall constitute the entire Board shall not be less than three nor more than 13, with the actual number of directors to be determined from time to time by the Board in accordance with this Certificate of Incorporation and pursuant to duly adopted resolutions of the Board. Any decrease in the number of directors will not shorten the term of any incumbent director.

(C)  Commencing with the directors elected at the Annual Meeting of Stockholders in 2003, the directors, other than any who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends and/or upon liquidation, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. The first class of directors shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2006, the second class of directors shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2004 and the third class of directors shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2005, with each of the members of the three classes to hold office until his or her successor is duly elected and qualified. Commencing at the 2007 Annual Meeting of the Stockholders, and at each succeeding annual meeting of the stockholders thereafter, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Any vacancy or newly-created directorship resulting from any increase in the authorized number of directors may be filled by a majority of only those directors who were directors of the Company immediately prior to such vacancy or newly-created directorship, even though such directors may constitute less than a quorum, or by a sole remaining director. Any director so chosen to fill a vacancy or a newly-created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his/her successor shall be elected and qualified.

(D)  Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the stockholders holding at least sixty-six and two-thirds (66 2/3%) percent of the Voting Stock (as defined below), voting together as a single class, shall be required to alter, change, amend, repeal, or adopt any provision inconsistent with, this Article Sixth (including this Paragraph (D)).

(E)  For the purpose of this Article Sixth, “Voting Stock” shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. In any vote required by or provided for in this Article Sixth, each share of Voting Stock shall have the number of votes granted to it generally in the election of directors.

SEVENTH:    Meetings of stockholders shall be held at such place, in or outside the State of Delaware, as may be designated by or in the manner provided in the By-laws of the Corporation or, if not so designated, as determined by the Board. Elections of directors need not be by written ballot except as and to the extent required by the By-laws of the Corporation.

EIGHTH:    No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent that such elimination or limitation of liability is not permitted under the Delaware Code as in effect at the time of breach of such fiduciary duty. Any amendment, modification or repeal of this Article or of the Delaware Code shall not adversely affect any right or protection of a director of the Corporation with respect to any such breach of fiduciary duty occurring prior to the time of such amendment, modification or repeal.

NINTH:    (A)  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the Delaware Code, each director and officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity in any of the foregoing capacities at the request of the Corporation (an “Authorized Representative”), against all expenses (including attorneys’ fees and disbursements), liabilities, judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

(B)  The Corporation shall promptly pay all expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by a director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Paragraph (A) of this Article in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

(C)  The Corporation shall have the power to indemnify any person who is or was an Authorized Representative (other than current or former officers or directors, who are covered by Paragraph (A) above) against any loss, liability and expense in connection with a Proceeding, and may pay expenses incurred by such person in connection with such Proceeding in advance of the final disposition of the Proceeding, to the fullest extent permitted by applicable law.

(D)  The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by directors and officers of the Corporation in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, agreement, the Corporation’s By-laws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position. The Corporation may enter into contracts to provide any Authorized Representative with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by applicable law. The Corporation may purchase and maintain insurance, borrow money, create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means from time to time to ensure payment of such amounts as may be necessary to perform the Corporation’s obligations under this Article or in any such contract, whether or not the Corporation would have the power to indemnify an Authorized Representative against such loss, liability and expenses. The Corporation may purchase such insurance from, or such insurance may be reinsured in whole or in part by, an insurer owned by or otherwise affiliated with the Corporation. The By-laws of the Corporation may contain additional provisions implementing and supplementing the provisions of this Article.

(E)  Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

The undersigned incorporator makes this Certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, and hereby declares and certifies that this is the act and deed of the undersigned and that the facts stated herein are true.

Date: May 9, 2003	/S/ MARIAN E. GUSTAFSON

Marian E. Gustafson
Sole Incorporator

Appendix C

BY-LAWS

OF

PHARMACEUTICAL RESOURCES, INC.

(A Delaware corporation)

BY-LAWS

OF

PHARMACEUTICAL RESOURCES, INC.

-i-

TABLE OF CONTENTS

(continued)

-ii-

BY-LAWS

OF

PHARMACEUTICAL RESOURCES, INC.

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1.1.    Place of Meetings.    Meetings of the stockholders of Pharmaceutical Resources, Inc. (the “Corporation”) shall be held at such place in or outside the State of Delaware as shall be designated by the board of directors of the Corporation (the “Board”) or the authorized person or persons calling the meeting.

Section 1.2.    Annual Meetings.    The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held after the close of the Corporation’s fiscal year on such date and at such time as shall be designated by the Board.

Section 1.3.    Special Meetings.    Special meetings may be called for any purpose and at any time by the President or the Board. Business transacted at each special meeting shall be confined to the purposes stated in the notice of such meeting.

Section 1.4.    Notice of Meetings.    A written notice stating the place, date and hour of each meeting and the purpose or purposes for which the meeting is called shall be given by, or at the direction of, the Secretary or the person or persons authorized to call the meeting to each stockholder of record entitled to vote at such meeting not less than ten (10) days nor more than sixty (60) days before the date of the meeting, unless a different period of time is required by applicable law in a particular case.

Section 1.5.    Record Date.    In order to determine the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date that shall not be more than sixty (60) nor less than ten (10) days before the scheduled date of such meeting and nor more than sixty (60) days prior to any other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of, and to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is delivered to the Corporation. A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.6.    Action Without a Meeting.    Any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all shares of the Corporation’s outstanding common stock.

Section 1.7.    Quorum and Voting.    The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by the General Corporation Law of the State of Delaware (the “Delaware Code”), the Certificate of Incorporation or these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power, by the vote of the holders of a majority of the capital stock thereon, to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by the Delaware Code). At such adjourned meeting at which the requisite amount of shares of voting stock shall be represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. At all meetings of the stockholders, each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument lawfully provides for a longer period. At each meeting of the stockholders, each stockholder shall have one vote for each share of capital stock having voting power, registered in his or her name on the books of the Corporation at the record date fixed or otherwise determined in accordance with these By-laws. Except as otherwise expressly provided by the Delaware Code, the Certificate of Incorporation or these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat; provided, however, that a quorum shall be present. The directors shall be elected by the stockholders by ballot at the annual meeting or any special meeting called for such purpose.

Section 1.8.    Conduct of Meeting.    The Board, or, if the Board shall not have made the appointment, the Chairman presiding at any meeting of stockholders, shall have the power to appoint two or more persons to act as inspectors or tellers, to receive, canvass and report the votes cast by the stockholders at such meeting; provided, that no candidate for the office of director shall be appointed as inspector or teller at any meeting for the election of directors. The Chairman or, in his or her absence, the President or a Vice President shall preside at all meetings of the stockholders, and the Secretary, or in his or her absence, the person whom the Chairman or, in his or her absence, such President or Vice President may appoint shall act as Secretary of the meeting and keep the minutes thereof.

ARTICLE II

DIRECTORS

Section 2.1.    Powers of Directors.    The business and affairs of the Corporation shall be managed by or under the direction of the Board, which shall exercise all powers that may be exercised or performed by the Corporation and that are not, by the Delaware Code, the Certificate of Incorporation or these By-laws, directed to be exercised or performed by the stockholders.

Section 2.2.    Number, Election and Term of Office.    Subject to the rights of the holders of any class or series of capital stock having a preference over the common stock of the Company as to dividends and/or upon liquidation, the number of directors that shall constitute the whole Board shall not be less than three nor more than 13 directors. Subject to the foregoing, the actual number of directors shall be determined from time to time by resolution of the Board. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the common stock as to dividends and/or upon liquidation, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the Annual Meeting of Stockholders to be held in 2006, the term of office of the second class to expire at the Annual Meeting of Stockholders to be held in 2004 and term of office of the third class to expire at the Annual Meeting of Stockholders to be held in 2005, with each of the members of each class to hold office until his or her successors is duly elected and qualified. Commencing at the Company’s 2007 Annual Meeting of Stockholders, and at each succeeding annual meeting of the stockholders thereafter, the successors of the class of directors whose term expires at that meeting shall be elected by the vote of a plurality of the number of shares of stock present in person or represented by proxy at such meeting to hold office for a term expiring at the annual meeting of stockholders in the third year following the year of their election, with each director to hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. A director may resign at any time upon written notice to the Corporation. Directors need not be stockholders of the Corporation.

Section 2.3.    Vacancies.    Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of only those directors who were directors of the Corporation immediately prior to such vacancies or newly-created directorships, even though such directors may constitute less than a quorum, or by a sole remaining director. The occurrence of a vacancy that is not filled by action of the Board shall constitute a determination by the Board that the number of directors is reduced so as to eliminate such vacancy, unless the Board shall otherwise specify. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Any director so chosen to fill a vacancy or a newly-created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his/her successor shall be elected and qualified.

Section 2.4.    Meetings of Directors.    Regular meetings of the Board shall be held immediately following the annual meeting of stockholders for the purposes of appointing officers and at such time and place as the Board shall from time to time by resolution appoint, and no notice shall be required to be given of any such regular meeting. A special meeting of the Board may be called for any purpose by the President or by three directors by giving two (2) days’ notice to each director by overnight courier, electronic mail, telegram, telefacsimile, telephone or other oral message, or by giving three (3) days’ notice if given by depositing the notice in the United States mail, postage pre-paid. Such notice shall specify the time and place of the meeting, which may be by means of conference, telephone or any other means of communication by which all persons participating in the meeting are able to hear each other.

Section 2.5.    Conduct of Meetings; Quorum; Voting.    At meetings of the Board, the Chairman or, in his or her absence, the President or a designated Vice President, shall preside. Except as otherwise provided by these By-laws, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. Any business may be transacted at any meeting at which every director shall be present, even though the directors may not have had any advance notice of such meeting.

Section 2.6.    Action Without Meeting.    Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.7.    Telephone Participation in Meetings.    Members of the Board, or any committee thereof, may participate in a meeting of the Board or such committee by means of conference, telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 2.8.    Committees of Directors.    By resolutions adopted by a majority of the entire Board, the Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation (other than the Audit Committee, which shall consist of at least three independent directors). Notwithstanding the foregoing, the Executive Committee shall have no more than three directors and such directors may exercise all the powers and authority of the entire Board in the management of the business and day-to-day affairs of the Corporation without the necessity of a meeting or approval of the entire Board (except as otherwise expressly limited by applicable law). Each such committee shall have such powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the entire Board. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board designating the Executive Committee or such other committee.

Section 2.9.    Removal.    A director may be removed, by the holders of a majority of the shares of capital stock entitled to vote for the election of directors, for “cause” only, as such term is generally used and defined under the Delaware Code.

Section 2.10.    Compensation.    The directors shall receive such compensation for their services as may be authorized by resolution of the Board and shall be reimbursed by the Corporation for ordinary and reasonable expenses incurred in the performance of their duties as such. Subject to applicable law, nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.11.    Manifestation of Dissent.    A director of the Company who is present at a meeting of the Board or committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he shall file his or her written dissent to such action.

ARTICLE III

OFFICERS

Section 3.1.    Enumeration.    The officers of the Corporation shall be appointed by the Board at its regular meeting following each annual stockholders’ meeting and shall consist of a president, such number of vice presidents (if any) as the Board shall from time to time appoint, a secretary, a treasurer, and such other officers (if any) as the Board shall from time to time appoint. The Board may at any time elect one of its members as Chairman of the Board, who shall preside at meetings of the Board and of the stockholders and shall have such powers and perform such duties as shall from time to time be prescribed by the Board. Any two or more offices may be held by the same person.

Section 3.2.    President.    The President shall be the chief executive officer of the Corporation. Subject only to the authority of the Board, he or she shall have general charge and supervision over, and responsibility for, the business and affairs of the Corporation. Unless otherwise directed by the Board, all other officers shall be subject to the authority and supervision of the President. The President may enter into and execute in the name of the Corporation contracts or other instruments in the regular course of business or contracts or other instruments not in the regular course of business that are authorized, either generally or specifically, by the Board. The President shall also have such other powers and perform such other duties as are incident to the office of the president of a corporation or as shall from time to time be prescribed by the Board.

Section 3.3.    Vice President(s).    The Vice President or, if there shall be more than one, the Vice Presidents, in the order of their seniority unless otherwise specified by the Board, shall have such powers and perform such duties as shall from time to time be prescribed by the Board or the President.

Section 3.4.    Secretary.    The Secretary shall record the proceedings of the meetings of the stockholders and the Board in a book to be kept for that purpose, and shall give notice as required by applicable law or these By-laws of all such meetings. The Secretary shall have custody of the seal of the Corporation and custody of all books, records and papers of the Corporation, except such as shall be in the charge of the Treasurer or of some other person authorized or directed to have custody and possession thereof by resolution of the Board. The Secretary may, together with the President, execute on behalf of the Corporation any contract that has been approved by the Board. The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a corporation or as shall from time to time be prescribed by the Board or the President.

Section 3.5.    Treasurer.    The Treasurer shall keep, or cause to be kept, full and accurate accounts of the receipts and disbursements of the Corporation in books belonging to the Corporation, shall have the custody of the funds of the Corporation and shall deposit all moneys and other valuable effects of the Corporation in the name and to the credit of the Corporation in such depositories as may be designated by the Board, and shall also have such other powers and perform such other duties as are incident to the office of the treasurer of a corporation or as shall from time to time be prescribed by the Board or the President.

Section 3.6.    Other Officers and Assistant Officers.    The powers and duties of each other officer or assistant officer who may from time to time be chosen by the Board shall be as specified by, or pursuant to authority delegated by, the Board at the time of the appointment of such other officer or assistant officer or from time to time thereafter. In addition, each officer designated as an assistant officer shall assist in the performance of the duties of the officer to which he or she is assistant, and shall have the powers and perform the duties of such officer during the absence or inability to act of such officer.

Section 3.7.    Term and Compensation.    Officers shall be appointed by the Board from time to time, to serve at the pleasure of the Board and subject to any employment or similar agreements. Each officer shall hold office until his or her successor is duly appointed and qualified, or until his or her earlier death, resignation or removal. The compensation of all officers shall be fixed by, or pursuant to authority delegated by, the Board from time to time.

Section 3.8.    Vacancies.    In case any office shall become vacant, the Board shall have the power to fill such vacancy. In case of the absence or disability of any officer, the Board may delegate the powers or duties of any officer to another officer or a director for such time to be determined by the Board.

Section 3.9.    Exercise of Rights as Stockholder.    Unless otherwise ordered by the Board, the President, or a Vice President thereunto duly authorized by the President, shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock. The Board, from time to time, may confer like powers upon any other person or persons.

ARTICLE IV

WAIVERS OF NOTICE

Any notice required to be sent by these By-Laws, the Certificate of Incorporation or the Delaware Code may be waived in writing by any person entitled to notice. The waiver or waivers may be executed either before or after the event with respect to which notice is waived. Each director or stockholder attending a meeting without protesting the lack of proper notice, prior to its conclusion, shall be deemed conclusively to have waived notice of the meeting.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

Section 5.1.    Mandatory Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent now or hereafter permitted by applicable law, each director or officer of the Corporation who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding (hereinafter defined) by reason of the fact that such person is or was an Authorized Representative (hereinafter defined), against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity, or both. The Corporation shall be required to indemnify an incumbent or former director or officer in connection with a Proceeding initiated by such person only if and to the extent that such Proceeding was authorized by the Board or it is a civil suit by such person to enforce rights to indemnification or advancement of expenses.

Section 5.2.    Advancement of Expenses.    The Corporation shall promptly pay all expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by an incumbent or former director or officer of the Corporation in defending or appearing (otherwise than as a plaintiff) in any Proceeding described in Section 5.1 hereof in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined by a final, unappealable judicial decision that such person is not entitled to be indemnified for such expenses under this Article or otherwise.

Section 5.3.    Permissive Indemnification and Advancement of Expenses.    The Corporation may, as determined by the Board in its discretion, from time to time indemnify any person who was or is, or is threatened to be made, a party to or otherwise involved in any Proceeding by reason of the fact that such person is or was an Authorized Representative, against all expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding, whether the basis of such person’s involvement in the Proceeding is an alleged act or omission in such person’s capacity as an Authorized Representative or in another capacity while serving in such capacity or both. The Corporation may, as determined by the Board in its discretion from time to time, pay expenses actually and reasonably incurred by any such person by reason of such person’s involvement in such a Proceeding in advance of the final disposition of the Proceeding.

Section 5.4.    Basis of Rights; Other Rights.    The rights to indemnification and advancement of expenses provided by or granted pursuant to this Article shall be presumed to have been relied upon by Authorized Representatives in serving or continuing to serve the Corporation, shall continue as to a person who ceases to be an Authorized Representative, shall inure to the benefit of the heirs, executors and administrators of such person, and shall be enforceable as contract rights. Such rights shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Delaware Code, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office or position. Any amendment, modification or repeal of this Article shall not adversely affect any right or protection of an Authorized Representative with respect to any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 5.5.    Insurance.    The Corporation may purchase and maintain insurance on behalf of each incumbent or former director and officer against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article. The Corporation shall not be required to maintain such insurance if it is not available on terms satisfactory to the Board or if, in the business judgment of the Board, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions and/or limitations that there is insufficient benefit from such insurance. The Corporation may purchase and maintain insurance on behalf of any person referred to in Section 5.3 hereof against any liability asserted against or incurred by such person in any capacity, or arising out of such person’s status as an Authorized Representative, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

Section 5.6.    Powers of the Board.    The Corporation may enter into contracts to provide any Authorized Representatives with specific rights to indemnification and advancement of expenses, which contracts may confer rights and protections to the maximum extent permitted by applicable law. The Board, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to create trust funds, pledge, mortgage or create security interests in the assets of the Corporation, obtain letters of credit or use other means, from time to time, to ensure payment of such amounts as may be necessary to perform the Corporation’s obligations under this Article or any such contract.

Section 5.7.    Definitions.    For the purposes of this Article:

(A)  Proceeding.    “Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(B)  Corporation.    References to “the Corporation” include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its Authorized Representatives, so that any person who is or was an Authorized Representative of such constituent corporation shall stand in the same position under this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(C)  Authorized Representative.    “Authorized Representative” means a director, officer, employee or agent of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan, or a person serving another corporation, partnership, joint venture, trust, other enterprise or non-profit entity in any of the foregoing capacities at the request of the Corporation.

ARTICLE VI

CAPITAL STOCK

Section 6.1.    Issuance of Stock.    Shares of capital stock of any class now or hereafter authorized, securities convertible into or exchangeable for such stock, or options or other rights to purchase such stock or securities may be issued or granted in accordance with authority granted by resolution of the Board.

Section 6.2.    Stock Certificates.    The Board shall adopt a form of stock certificate for shares of the capital stock of the Corporation, which shall be signed by the President or a Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary and may be sealed with the seal of the Corporation. All such certificates shall be numbered consecutively, and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation. If certificates are signed by a transfer agent, acting on behalf of the Corporation or registrar, the signatures of the officers of the Corporation may be by facsimile.

Section 6.3.    Transfer of Stock.    Shares of capital stock of the Corporation shall be transferred only on the books of the Corporation, by the holder of record in person or by the holder’s duly authorized representative, upon surrender to the Corporation of the certificate for such shares duly endorsed for transfer, together with such other documents (if any) as may be required to effect such transfer.

Section 6.4.    Lost, Stolen, Destroyed, or Mutilated Certificates.    New stock certificates may be issued to replace certificates alleged to have been lost, stolen, destroyed or mutilated, upon such terms and conditions, including proof of loss or destruction, and the giving of a satisfactory bond or other form of indemnity, as the Board from time to time may determine.

Section 6.5.    Regulations.    The Board shall have the power and authority to make all such rules and regulations not inconsistent with these By-laws as it may deem expedient concerning the issue, transfer and registration of shares of capital stock of the Corporation.

Section 6.6.    Holders of Record.    The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder and owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or right, title or interest in, such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by applicable law.

Section 6.7.    Restriction on Transfer.    A restriction on the hypothecation, transfer or registration of the shares of the Corporation may be imposed either by these By-laws or by an agreement among any number of stockholders or such holders and the Corporation. No restriction so imposed shall be binding with respect to those securities issued prior to the adoption of the restriction unless the holders of such securities are parties to an agreement or voted in favor of the restriction.

Section 6.8.    Transfer Agent and Registrars.    The Board shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such transfer agents and registrars.

Section 6.9.    Closing of Books.    The Board shall have the power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, that, in lieu of closing the stock transfer books, the Board may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of stockholders, or the date for payment of any dividend or the date for allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividends, or any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as herein provided.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1.    Corporate Seal.    The Corporation may adopt a seal in such form as the Board shall from time to time determine.

Section 7.2.    Fiscal Year.    The fiscal year of the Corporation shall be as designated by the Board from time to time.

Section 7.3.    Authorization.    All checks, notes, vouchers, warrants, drafts, acceptances and other orders for the payment of moneys of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

Section 7.4.    Financial Reports.    Subject to applicable law, financial statements or reports shall not be required to be sent to the stockholders of the Corporation, but may be so sent in the discretion of the Board, in which event the scope of such statements or reports shall be within the discretion of the Board, and such statements or reports shall not be required to have been examined by or to be accompanied by an opinion of an accountant or firm of accountants.

Section 7.5.    Effect of By-laws.    No provision in these By-laws shall vest any property right in any stockholder.

ARTICLE VIII

QUALIFICATIONS OF DIRECTORS AND OFFICERS

Section 8.1.    Definitions.    For purposes of this Article VIII, the following terms shall have the following meanings:

(a)  “Affiliate,” “Associate” and “control” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)  “Principal Party” shall mean any person or entity that, pursuant to an agreement, understanding or otherwise, is represented by another person.

(c)  “Regulatory Approvals” shall mean any governmental or regulatory approvals, agreements, permits, licenses or registrations of the Corporation or any of its subsidiaries necessary for the conduct of its business.

Section 8.2.    Qualifications.    No person shall serve as a director or officer of the Corporation or shall be elected or appointed to serve in any such capacity if, in the good faith judgment of the Board, there is a reasonable likelihood that service by such person as a director or officer (whether based on the qualifications of such person or on the qualifications of any Affiliate, Associate or Principal Party of such person) will result in (i) the loss of any existing Regulatory Approvals, (ii) the inability of the Corporation or any subsidiary to renew any Regulatory Approvals or (iii) the inability of the Corporation or any subsidiary to obtain new Regulatory Approvals.

Section 8.3.    Determinations of the Board of Directors.    Any determination by the Board with respect to the qualifications of any persons to serve as a director or officer of the Corporation pursuant to this Article VIII, whether based on the qualifications of such person or the qualifications of any Affiliate, Associate or Principal Party of such person, shall, among other things, take into account the involvement of any of such persons in legal actions or proceedings or governmental investigations. Persons, or their Affiliates, Associates or Principal Parties, covered by Section 8.2 shall include, but shall not be limited to, any (i) directors, officers or employees of the Corporation or its subsidiaries whose actions the Board has determined in good faith were detrimental to the maintenance, renewal or acquisition of the Regulatory Approvals, whether they resigned or were dismissed for cause, (ii) persons or entities who were convicted in criminal proceedings or are named defendants of pending criminal proceedings (excluding minor offenses) relating to the pharmaceutical industry or any other business regulated by any federal, state or local governmental agency or (iii) persons or entities who are subject to any order, judgment, decree or debarment, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or governmental or regulatory authority, permanently or temporarily enjoining them from, or otherwise limiting such person or entity from engaging in, any type of business practice relating to the pharmaceutical industry or any other business regulated by any federal, state or local governmental agency.

ARTICLE IX

AMENDMENTS TO AND EFFECT OF BY-LAWS

Section 9.1.    Force and Effect of By-Laws.    These By-Laws are subject to the provisions of the Delaware Code and the Corporation’s Certificate of Incorporation, as it may be amended from time to time. If any provision in these By-Laws is inconsistent with a provision in the Delaware Code or the Certificate of Incorporation, the provision of the Delaware Code or the Certificate of Incorporation shall govern.

Section 9.2.    Amendments to By-Laws.    These By-Laws may be amended or repealed and new By-Laws may be adopted by the stockholders and/or the Board. Any By-Laws adopted, amended or repealed by the Board may be amended or repealed by the stockholders.

Appendix D

PHARMACEUTICAL RESOURCES, INC.

2001 PERFORMANCE EQUITY PLAN

(As Amended on April 26, 2002, January 14, 2003 and May 6, 2003)

Section 1.    Purpose; Definitions.

1.1.    Purpose.    The purpose of the Pharmaceutical Resources, Inc. (the “Company”) 2001 Performance Equity Plan, as amended (the “Plan”), adopted for the term set forth in Section 10 hereof, is to enable the Company to offer to its key employees and to key employees of its subsidiaries, and independent agents and consultants of the Company and its subsidiaries, Stock Options and shares of Restricted Stock in the Company, thereby enhancing its ability to attract, retain and reward such key employees and individuals, and to increase the mutuality of interests between those employees and individuals and the shareholders of the Company.

The Company previously adopted the 1990 Stock Incentive Plan and the 2000 Performance Equity Plan (the “Prior Plans”). Awards granted under the Prior Plans prior to the effective date of this Plan (“Prior Awards”) shall not be affected by the adoption of this Plan, and the Prior Plans shall remain in effect following the effective date to the extent necessary to administer the Prior Awards.

1.2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth herein:

(a)  “Agents” means those persons who are not employees of the Company or any subsidiary, including independent agents and consultants.

(b)  “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Change of Control” means a change of control of the Company pursuant to Section 7 hereof.

(e)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

(f)  “Committee” means the Compensation and Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

(g)  “Common Stock” means the Common Stock of the Company, par value $.01 per share.

(h)  “Company” means Pharmaceutical Resources, Inc., a corporation organized under the laws of the State of New Jersey, and any successor thereto.

(i)  “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan.

(j)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

(k)  “Exchange Act Holder” means such officer or director or 10% beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

(l)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

(m)  “Holder” means an eligible employee, prospective employee or Agent of the Company or a Subsidiary who has received an award under the Plan.

(n)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o)  “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)  “Plan” means this Pharmaceutical Resources, Inc. 2001 Performance Equity Plan, as hereinafter amended from time to time.

(q)  “Prior Awards” and “Prior Plans” shall have the respective meanings given to those terms in Section 1.1.

(r)  “Restricted Stock” means shares of restricted Common Stock, received under an award made pursuant to Section 6 below, which is subject to restrictions under said Section 6.

(s)  “Stock Option” or “Option” means any Non-Qualified Stock Option or Incentive Stock Option to purchase shares of Common Stock which is awarded pursuant to the Plan.

(t)  “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section 2.    Administration.

2.1.    Committee Membership.    The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of awards under the Plan with any requirements under the Exchange Act, Section 162(m) of the Code, or with the requirements of any other applicable law, rule or regulation.

2.2.    Powers of Committee.    The Committee shall have full authority to award Stock Options and shares of Restricted Stock pursuant to the terms of the Plan, to eligible employees and prospective employees described under Section 4 hereof. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)  to select the eligible employees, prospective employees and Agents to whom Stock Options and/or shares of Restricted Stock may from time to time be awarded hereunder;

(b)  to determine the Incentive Stock Options, Non-Qualified Stock Options and/or shares of Restricted Stock, if any, to be awarded hereunder to one or more eligible employees, prospective employees and Agents;

(c)  to determine the number of shares to be covered by each award granted hereunder;

(d)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, settlement, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(e)  to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder; and

(f)  to determine the terms and conditions under which awards hereunder are to operate in conjunction with or apart from other equity awarded, and cash awards made by the Company or any Subsidiary outside of this Plan.

2.3.    Interpretation of Plan.    Subject to Section 9 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Notwithstanding any provision in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422. Subject to Section 8 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

Section 3.    Common Stock Subject to Plan.

3.1.    Number of Shares.    The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 5,500,000 shares. In addition, Common Stock covered by any unexercised portions of terminated Options, awards of Restricted Stock that are forfeited (or otherwise terminated) or Prior Awards (including canceled Options or Prior Awards), or Prior Awards which are otherwise surrendered by the Holder may again be subject to new awards under this Plan. The number of shares of Common Stock deemed to be issued under the Plan upon the exercise of an Option in the nature of a stock purchase right shall be reduced by the number of shares of Common Stock surrendered by the Holder in payment of the exercise or purchase price of the award and withholding taxes thereon.

3.2.    Character of Shares.    Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.3.    Adjustment Upon Changes in Capitalization, Etc.    In the event of any acquisition, merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Holder or a regular cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options, and in the number of shares subject to awards of Restricted Stock granted under the Plan, as may be determined to be appropriate by the Committee in order to prevent the dilution or enlargement of each Holder’s rights, provided that the number of shares subject to any award shall always be a whole number.

3.4.    Maximum Amount of Stock Option and/or Restricted Stock Grants.    The Company may not grant, in a single transaction or series of transactions, Stock Options and/or Restricted Stock covering more than 600,000 shares of Common Stock to any eligible employee, prospective employee or Agent described under Section 4 hereof during any calendar year of the Plan.

Section 4.    Eligibility.

4.1.    General.    Awards under the Plan may be made to (i) officers and other key employees of the Company or any Subsidiary (including officers and key employees serving as directors of the Company) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary; (ii) prospective employees of the Company or its Subsidiaries and (iii) Agents of the Company. The exercise of any Stock Option and the vesting of a Restricted Stock award or any other award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or a Subsidiary. The term “prospective employee” shall mean any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

Section 5.     Stock Options.

5.1.    Grant and Exercise.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve. The Committee shall have the authority to grant to any Holder hereof Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

5.2.    Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)  Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but except as otherwise provided in Section 5.3 in the case of Options granted to replace stock options issued by acquired companies, shall be not less than 100% of the Fair Market Value of the Common Stock at the time of grant (110%, in the case of an Incentive Stock Option granted to a Holder (“10% Shareholder”) who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code).

(b)  Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date on which the Option is granted.

(c)  Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)  Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Committee, free of any liens or encumbrances. Payment may also be made, in the discretion of the Company, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price. Except as otherwise expressly provided in this Plan or in the Agreement, no Stock Option granted to an employee or prospective employee may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of a Stock Option shall have none of the rights of a shareholder with respect to the shares subject to the Stock Option until such shares shall be transferred to the Holder upon the exercise of the Stock Option.

(e)  Buyout and Settlement Provisions.  The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3.    Awards for Acquired Companies.    After any merger, consolidation, reorganization, stock or asset purchase or similar transaction in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant Options under the provisions of the Plan, pursuant to Section 424 of the Code or as is otherwise permitted under the Code, in full or partial replacement of or substitution for stock options granted under a plan of another party to the transaction whose shares of stock subject to the old options may no longer be issued following the transaction. The manner of application of the foregoing provisions to such options and any appropriate adjustments in the terms of such awards shall be determined by the Company in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any awards. The foregoing shall not be deemed to preclude the Company from assuming or substituting for stock options of acquired companies other than pursuant to this Plan.

Section 6.    Restricted Stock.

(a)  Grant and Exercise.    Shares of Restricted Stock may be issued either alone or in addition to other awards granted by the Company. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine.

(b)  Terms and Conditions.    Each Restricted Stock award shall be subject to the following terms and conditions:

(i)  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Stock agreement. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions during the Restriction Period; and (E) a breach by the holder of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in the following clause (iv) or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in the following clause (iv), and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.     Acceleration.

7.1.    Acceleration Upon Change of Control.    Unless the award Agreement provides otherwise or unless the Holder waives the application of this Section 7.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement, and all restrictions contained in Restricted Stock awards granted under the Plan shall lapse.

7.2.    Change of Control Defined.    A “Change of Control” shall be deemed to have occurred upon any of the following events:

(a)  any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 20% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(b)  the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company’s capital stock; or

(c)  the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

(d)  In the event of a “Change of Control” as defined in Subsection (a) above, all outstanding Stock Options shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms, unless the provisions of this Section 7 are suspended or terminated by an affirmative vote of a majority of the Board.

7.3.    General Waiver by Committee.    The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option or Restricted Stock award and/or waive any limitations or restrictions, if any, for all or any part of such award.

7.4.    Acceleration Upon Termination of Employment.    In the case of a Holder whose employment with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may accelerate the vesting of all or any part of any award and/or waive in whole or in part any or all of the remaining limitations or restrictions imposed hereunder or pursuant to the Agreement.

Section 8.     Forfeiture Provisions Following a Termination of Employment.

8.1.    This Section 8.1 shall apply to all awards granted under this Plan except to the extent that the applicable award agreement provides otherwise. Notwithstanding any provision in this Plan to the contrary, in any instance where the rights of the Holder of an award granted under the Plan extend past the date of termination of the Holder’s employment, all of such rights shall immediately and automatically terminate and be forfeited if, in the determination of the Committee, the Holder at any time during a twenty-four month period following his or her termination of employment, directly or indirectly, either (i) personally or (ii) as an employee, agent, partner, shareholder, officer or director of, consultant to, or otherwise of any entity or person engaged in any business in which the Company or any Subsidiary is engaged, or is actively proposing to engage at the time of such termination of employment, engages in conduct that breaches his or her duty of loyalty to the Company or any Subsidiary or that is in material competition with the Company or any Subsidiary or is materially injurious to the Company or any Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to: (i) disclosing or using any confidential information pertaining to the Company or any Subsidiary; (ii) any attempt, directly or indirectly, to induce any employee of the Company or any Subsidiary to be employed or perform services elsewhere; (iii) any attempt, directly or indirectly, to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary; or (iv) disparaging the Company or any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion, and shall be final and binding upon the Holder. A determination that any particular conduct, action or failure falls outside the scope of activities contemplated by this Section shall not imply that, or be determinative of whether, such conduct, action or failure is otherwise lawful or appropriate. For purposes of this paragraph, a Holder shall not be deemed to be a shareholder of a competing entity if the Holder’s record and beneficial ownership of equity securities of said entity amount to not more than one percent (1%) of the outstanding equity securities of any company subject to the periodic and other reporting requirements of the Exchange Act. In the event the existence of any circumstance which would trigger the forfeiture of an award pursuant to this Section 8.1 but for the fact that said award has previously been converted into or exercised for other securities of the Company (e.g., upon the exercise of stock options), or converted into cash or other property (e.g., upon the sale by or for the account of the Holder of Common Stock acquired by him or her upon the exercise of Stock Options), whether before or after the termination of employment, then, in such event, said securities, or cash or other property, as the case may be, shall be deemed to be held in trust for the Company and shall be promptly paid over to the Company upon demand (net of any amounts that may have been theretofore actually paid by the Holder to the Company in respect thereof (e.g., as the cash exercise price of a warrant)). By virtue of his or her acceptance of the award under the Plan to which the Agreement relates, the Holder shall irrevocably deem to have agreed to be bound by the provisions of this Section 8.1. The Holder further recognizes that (i) the Company would be irreparably injured in the event of a breach by the employee of any of his obligations under this Section 8; (ii) monetary damages would not be an adequate remedy for any such breach; and (iii) the Company shall be entitled to injunctive relief, in addition to any other remedies that it may have, in the event of any such breach.

Section 9.    Amendments and Termination.

9.1.    Amendments to Plan.    The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the shareholders of the requisite number of outstanding shares of Common Stock if (a) it increases the aggregate number of shares of Common Stock which are available pursuant to the Plan (except as provided in Section 3 hereof) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

9.2.    Amendments to Individual Awards.    The Committee may amend the terms of any award granted under the Plan; provided, however, that subject to Section 3 hereof, no such amendment may be made by the Committee which in any material respect impairs the rights of the Holder without the Holder’s consent.

9.3.    Notwithstanding Sections 8.1 and 8.2 hereof, (x) the exercise price of any Stock Option may under no circumstances be at a price below 100% of the Fair Market Value of the Common Stock at the time of grant and (y) no Stock Option may be repriced or otherwise adjusted to effect, directly or indirectly, a repricing of such Stock Option.

Section 10.    Term of Plan.

10.1.    Effective Date.    The Plan shall be effective upon approval of the shareholders of the Company.

10.2.    Termination Date.    No award shall be granted pursuant to the Plan on or after the tenth anniversary of its effective date, but awards granted prior to or on such date may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

Section 11.    General Provisions.

11.1.    Investment Representations.    The Committee may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

11.2.    Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and shares of Restricted Stock, and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3.    No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

11.4.    Withholding Taxes.    Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

11.5.    Governing Law.    To the extent not preempted by the laws of the United States, the laws of the State of New Jersey, without reference to conflict of laws provisions, shall be the controlling law in all matters relating to the Plan and all awards made and actions taken thereunder.

11.6.    Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

11.7.    Employee Status.    A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under the Plan to an employee shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

11.8.    Non-Transferability.    Other than the transfer of a Stock Option or shares of Restricted Stock by will, by the laws of descent and distribution, or pursuant to the express provisions of the applicable Agreement, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except as expressly provided in any applicable Agreement, any Stock Option, Restricted Stock award or other award granted under this Plan shall be only exercisable during the lifetime of the Holder by the Holder or by his or her guardian or legal representative. Notwithstanding the foregoing, the Company may grant Non-Qualified Stock Options and shares of Restricted Stock that are transferable, without payment of consideration, to immediate family members of the Holder, to trusts or partnerships for such family members, or to such other parties as the Committee may approve (as evidenced by the applicable award agreement or an amendment thereto), and the Company may also amend outstanding Non-Qualified Stock Options and Restricted Stock awards to provide for such transferability.

11.9.    Applicable Laws.    The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

11.10.    Conflicts.    If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

11.11.    Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement between the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not accepted by the Holder in such manner as may be determined by the Committee within 60 days after the Agreement has been delivered to the Holder for his or her acceptance.

11.12.    Common Stock Certificates.    Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 14A:7-11 of the New Jersey Business Corporation Act. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.13.    Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

11.14.    Certain Mergers.    If in connection with a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (“Merger”) in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options or Restricted Stock awards are exchanged for, or converted into, or otherwise become shares of another corporation, the surviving, continuing, successor or purchasing corporation, as the case may be (the “Acquiring Corporation”), does not assume the Company’s rights and obligations under outstanding award agreements or substitute awards in respect of the Acquiring Corporation’s stock for outstanding awards, the Board shall provide prior to the Merger that any unexercisable and/or unvested portion of the outstanding awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any award that was permissible solely by reason of this Section 11.14 shall be conditioned upon the consummation of the Merger. Any awards which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

Appendix E

PHARMACEUTICAL RESOURCES, INC.

AMENDED AND RESTATED

1997 DIRECTORS’ STOCK OPTION PLAN

ARTICLE I

DEFINITIONS

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

(a)  “Board” shall mean the board of directors of the Company.

(b)  “Company” shall mean Pharmaceutical Resources, Inc.

(c)  “Date of Grant” shall mean, with respect to any Eligible Director, the date such Eligible Director was initially elected to the Board and for each year thereafter, the earliest to occur of the following: (x) the date on which the shareholders of the Company shall elect directors at an annual meeting of shareholders or any adjournment thereof, (y) the date in January of each year on which the first meeting of the compensation committee of the Company occurs or (z) the last business day of January of each fiscal year.

(d)  “Effective Date” shall mean October 28, 1997.

(e)  “Eligible Director” shall mean any director of the Company who is not an employee of the Company or any of its subsidiaries.

(f)  “Fair Market Value” on any day shall mean (i) if the principal market for the Stock is The New York Stock Exchange, any other national securities exchange or The NASDAQ Stock Market, the closing sales price of the Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, (ii) if the principal market for the Stock is not a national securities exchange and if there are no closing prices reported on The NASDAQ Stock Market, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such market or (iii) if there are no such prices quoted on The NASDAQ Stock Market, the price furnished by any New York Stock Exchange member selected by the Company from time to time for such purpose; provided, that, if clauses (i), (ii) and (iii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board by any method which it deems, in good faith, to be appropriate. The determination of the Board shall be conclusive as to the Fair Market Value of the Stock.

(g)  “Option” shall mean an Eligible Director’s stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

(h)  “Optionee” shall mean an Eligible Director to whom an Option has been granted hereunder.

(i)  “Option Price” shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

(j)  “Plan” shall mean the Pharmaceutical Resources, Inc. Amended and Restated 1997 Directors’ Stock Option Plan, the terms of which are set forth herein, as amended from time to time.

(k)  “Qualified Domestic Relations Order” shall have the meaning assigned to such term under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(l)  “Restricted Stock” means Stock received under an award made pursuant to Article VI below, which is subject to restrictions under said Article VI.

(m)  “Restricted Stock Agreement” shall mean an agreement between the Company and the Eligible Director under which the Eligible Director may receive shares of Restricted Stock in accordance with the Plan.

(n)  “Restricted Stock Holder” shall mean an Eligible Director to whom a Restricted Stock award has been granted hereunder.

(o)  “Restricted Stock Price” shall mean the price at which a Restricted Stock Holder may purchase shares of Restricted Stock under a Restricted Stock Agreement.

(p)  “Sale” shall mean any single transaction or series of related transactions, upon the consummation of the following events: (i) a definitive agreement for the merger or other business combination of the Company with and into another corporation pursuant to which the shareholders of the Company do not own, immediately after such transaction(s), more than 50% of the voting power of the corporation that survives and such other corporation is a publicly-owned corporation that is not a subsidiary of another corporation or (ii) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company (other than to any wholly-owned subsidiary of the Company); provided, that a Sale shall not be deemed to have occurred if there shall be an affirmative vote of a majority of the Board to suspend the provisions of Section 4.3 of the Plan with respect to any such event.

(q)  “Stock” shall mean the shares of common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

(r)  “Stock Option Agreement” shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

ARTICLE II

THE PLAN

2.1.    Name.    The Plan shall be known as the “Pharmaceutical Resources, Inc. Amended and Restated 1997 Directors’ Stock Option Plan.”

2.2.    Purpose.    The purpose of the Plan is to advance the interests of the Company and its shareholders by affording Eligible Directors an opportunity to acquire, maintain and increase their ownership interests in the Company, and thereby to encourage their continued service as directors and to provide them the opportunity to participate in the value and/or appreciation of the Stock.

2.3.    Effective Date.    The Effective Date of the Plan is October 28, 1997.

2.4.    Termination Date.    The Plan shall terminate on October 28, 2013 and no further Options or shares of Restricted Stock shall be granted hereunder following such date.

ARTICLE III

PARTICIPANTS

Each Eligible Director shall participate in the Plan, provided that he or she is or was elected as a member of the Board at an annual meeting of shareholders, or at any adjournment thereof, or was elected by Eligible Directors who were elected as members of the Board at an annual meeting, or at any adjournment thereof, of shareholders to fill a vacancy on the Board.

ARTICLE IV

SHARES OF STOCK SUBJECT TO THE PLAN

4.1.    Limitations.    Subject to any anti-dilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall not exceed 650,000 shares of Stock. Shares of Stock subject to an Option or a Restricted Stock award may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that the shares of Stock with respect to which an Option has been exercised, or with respect to which a Restricted Stock award has become vested, shall not again be available in connection with the grant of an Option or a Restricted Stock award hereunder. If any outstanding Options or Restricted Stock awards granted hereunder shall terminate, expire or be forfeited for any reason prior to the end of the period during which Options or Restricted Stock awards may be granted hereunder, new Options and Restricted Stock awards may be granted covering such unused shares.

4.2.    Anti-dilution.    In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, reverse stock split or stock dividend:

(a)  The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, and the number of shares subject to awards of Restricted Stock granted under the Plan, shall be adjusted appropriately; and

(b)  Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option and Restricted Stock award granted hereunder shall terminate but immediately prior to such dissolution, liquidation, merger or combination, the Optionee shall have the right to exercise his or her Option, in whole or in part, to the extent that it may not have been exercised, and the Restricted Stock Holder shall have the right to receive shares of Restricted Stock to the extent the Restricted Stock award may not have vested, without regard to the date on which such Option or Restricted Stock award would otherwise have become exercisable or vested pursuant to Articles V and VI hereof.

The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

4.3.    Sale of Company.    Each Stock Option Agreement and Restricted Stock Agreement shall provide that, upon a Sale, the Board may elect either to (a) continue the outstanding Options or Restricted Stock award without any payment or (b) cause to be paid to the Optionee or Restricted Stock Holder upon consummation of the Sale, a payment equal to the excess, if any, of the sale consideration receivable by the holders of shares of Stock in such a Sale (the “Sale Consideration”) over the Option Price or, if applicable, the Restricted Stock Price. If the Board elects to continue the Option or Restricted Stock award, then the Company shall cause effective provisions to be made so that the Optionee and Restricted Stock Holder shall have the right, by exercising the Option prior to its expiration date, or by obtaining shares of Restricted Stock prior to the vesting of the Restricted Stock award, to purchase or otherwise obtain the kind and amount of shares of Stock and other securities and property receivable upon such Sale by a holder of the number of shares of Stock that might have been purchased upon exercise of the Option, or obtained upon vesting of the Restricted Stock award, immediately prior to the Sale. The value of the Sale Consideration receivable by the holder of a share of Stock, if it shall be other than cash, shall be determined, in good faith, by the Board. Upon payment to the Optionee and the Restricted Stock Holder of the Sale Consideration, neither the Optionee nor the Restricted Stock Holder shall have any further rights in connection with the Option or Restricted Stock award granted, the Option and Restricted Stock award shall be terminated and surrendered for cancellation and the Option and the Restricted Stock award shall be null and void.

ARTICLE V

OPTIONS

5.1.    Option Grant; Number of Shares; and Agreement.

(a)  Annual Grant of Options.    Subject to the provisions hereof, each Eligible Director shall be granted an Option to purchase Ten Thousand (10,000) shares of Stock on the Date of Grant (the “Annual Grant”). No Eligible Director may receive more than one Annual Grant in any calendar year.

(b)  Agreement.    Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant, and executed by the Company and the Optionee, stating the Option’s duration, exercise period and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

5.2.    Option Price.    The Option Price of the Stock subject to each Option shall be the Fair Market Value of the Stock on the trading day immediately preceding its Date of Grant.

5.3.    Option Expiration.    Each Option shall expire on the tenth anniversary of such Option’s Date of Grant (the “Expiration Date”).

5.4.    Option Exercise.

(a)  Any Option granted under the Plan may not be exercised, in whole or in part, until the first anniversary of the Date of Grant, subject to Section 4.2(b) hereof and any additional conditions imposed by the Board and set forth in a Stock Option Agreement. If an Eligible Director shall be removed “for cause” as a member of the Board on or prior to the first anniversary of the Date of Grant of any Option, such Option shall terminate and be forfeited. Subject to the provisions of this Section 5.4(a), an Option shall remain exercisable at all times until the Expiration Date, regardless of whether the Optionee thereafter continues to serve as a member of the Board.

(b)  An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares that have become exercisable in accordance with this Section, but not as to less than one hundred (100) shares of Stock unless the remaining shares of Stock that are so exercisable are less than one hundred (100) shares of Stock.

(c)  An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option Price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash, the full amount of any federal, state or local income or employment taxes required to be withheld by the Company as a result of such exercise.

(d)  At the discretion of the Board, the Stock Option Agreement may provide that an Option granted under the Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the Option Price for such shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the Eligible Director and irrevocable instructions to such effect have been furnished by the Eligible Director to such broker-dealer and (ii) notification from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such Option shall be irrevocable at the time of notice to the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the Option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price therefor.

5.5.    Nontransferability of Option.    Unless otherwise provided in the relevant Stock Option Agreement, Options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution or by a Qualified Domestic Relations Order. Unless otherwise provided in the relevant Stock Option Agreement, during the lifetime of an Optionee, his or her Option may be exercised only by him or her (or by his or her guardian or legal representative, should one be appointed) or by his or her spouse to whom the Option has been transferred pursuant to a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him or her may be exercised by his or her legatee(s) or other distributee(s) or by his or her personal representative(s).

ARTICLE VI

RESTRICTED STOCK

6.1.    Grant and Exercise.    Shares of Restricted Stock may be issued either alone or in addition to other awards granted by the Company. The Board shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine.

6.2.    Terms and Conditions.    Each Restricted Stock award shall be subject to the following terms and conditions:

(i)  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Restricted Stock Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Stock Agreement. Such certificates shall be deposited by the Restricted Stock Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock Agreement.

(ii)  Restricted Stock shall constitute issued and outstanding shares of Stock for all corporate purposes. The Restricted Stock Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the Restricted Stock Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the shares of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach by the Restricted Stock Holder of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock Agreement referred to in the following clause (iv) or otherwise established by the Board with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock Agreement referred to in the following clause (iv), and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Restricted Stock Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, a Restricted Stock Agreement executed by the Company and the participant.

ARTICLE VII

STOCK CERTIFICATES

The Company shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of any Option or obtained upon the vesting of any Restricted Stock award granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option or Restricted Stock award granted under the Plan will provide that the Company’s obligation to deliver shares of Stock upon exercise or vesting thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any federal, state or local securities laws and applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

ARTICLE VIII

TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

The Board, in its sole discretion, may at any time terminate the Plan, and may, at any time, and from time to time and in any respect, amend or modify the Plan. The Board may amend the terms of any award theretofore granted under the Plan; provided, however, that subject to Section 4.1 hereof, no such amendment may be made by the Board that, in any material respect, impairs the rights of a participant without the participant’s consent.

ARTICLE IX

RELATIONSHIP TO OTHER COMPENSATION PLANS

The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plans for directors of the Company.

ARTICLE X

MISCELLANEOUS

10.1.    Plan Binding on Successors.    The Plan shall be binding upon the successors and assigns of the Company.

10.2.    Singular, Plural; Gender.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

10.3.    Headings.    Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

As of May 6, 2003

PHARMACEUTICAL RESOURCES, INC.

Proxy For Annual Meeting of Shareholders To Be Held on June 19, 2003

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation (the “Company”), hereby constitute(s) and appoint(s) Kenneth I. Sawyer and Dennis J. O’Connor, and each of them, with full power of substitution in each, as the agents, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of the Company to be held at the Park Ridge Marriott, 300 Brae Blvd., Park Ridge, New Jersey, on June 19, 2003, at 10:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of common stock of the Company that the undersigned would be entitled to vote if then personally present at such Meeting in the manner specified herein and on any other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND, IN THE PROXIES’ DISCRETION, UPON ANY OTHER MATTER(S) THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(Continued and to be signed and dated on the reverse side.)

1.	ELECTION OF CLASS I DIRECTORS

	FOR BOTH NOMINEES ☐ listed below	WITHHOLD AUTHORITY ☐ to vote for both nominees listed below	*EXCEPTION ☐

Nominees: Class I:		Peter S. Knight	Scott L. Tarriff

*EXCEPTION

2.	To consider and act upon a proposal to approve the Agreement and Plan of Merger and the change of the Company’s state of incorporation from New Jersey to Delaware.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To consider and act upon a proposal to amend the Company’s 2001 Performance Equity Plan.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To consider and act upon a proposal to amend and restate the Company’s 1997 Directors’ Stock Option Plan.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

Please Mark, Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Postage Prepaid Envelope.

Dated ,2003

Signature

Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.